UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No.    )

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☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-012

THE PRUDENTIAL SERIES FUND

PRUDENTIAL’S GIBRALTAR FUND, INC.

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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THE PRUDENTIAL SERIES FUND

PRUDENTIAL’S GIBRALTAR FUND, INC.

Gateway Center Three

100 Mulberry Street

Newark, New Jersey 07102

IMPORTANT PROXY MATERIALS PLEASE VOTE NOW!

November 24, 2014

Dear Shareholder:

I am inviting you to vote on several important proposals relating to the management and operation of the mutual funds serving as investment options under your annuity or insurance contract. A shareholder meeting of each of the Prudential Series Fund (PSF) and Prudential’s Gibraltar Fund, Inc. (GIB) is scheduled for January 15, 2015. GIB and each series of PSF is referred to as a “Fund” and they are referred to collectively as the “Funds.” This package contains information about each of the proposals and includes materials you will need to vote.

Shareholders are being asked to consider three proposals, which are briefly summarized below:

•	to elect all of the current Trustees/Directors of PSF and GIB, as well as a new Trustee/Director for PSF and GIB,

•	to approve a policy to permit the investment manager of PSF and GIB to enter into or make material changes to Fund subadvisory agreement(s) with wholly-owned subadvisers without shareholder approval, and

•	to designate the investment objective of each Fund as a non-fundamental policy, so that it may be changed by the PSF or GIB Trustees/Directors without a shareholder vote.

The Boards of Trustees/Directors of PSF and GIB have reviewed the proposals and have recommended that they be presented for your consideration: the final decision is yours. Shareholders of PSF and GIB are being asked to approve many of the same proposals, so in order to save money, one proxy statement has been prepared for both PSF and GIB. To help you understand the proposals, we are including a section that answers commonly asked questions. The accompanying proxy statement includes a detailed description of each proposal.

Please read the enclosed materials carefully and cast your vote. Remember, your vote is extremely important, no matter how large or small your holdings. By voting now, you can help avoid additional costs that are incurred with follow-up letters and calls from a proxy solicitor.

To vote, you may use any of the following methods:

•	By Mail. Please complete, date and sign your voting instruction card before mailing it in the enclosed postage-paid envelope.

•

By Internet. Have your voting instruction card available. Go to the web site listed on your voting instruction card. Enter your control number from your proxy card. Follow the simple instructions found on the web site. Votes must be entered by 11:59 p.m. Eastern time on January 14, 2015, the day prior to the shareholder meeting.

•	By Telephone. Have your voting instruction card available. Call the toll-free number listed on your voting instruction card. Enter the control number from your voting instruction card. There is no charge to you for the call. Follow the recorded instructions. Votes must be entered by 11:59 p.m. on the day prior to the Meeting.

•	In Person. By attending the shareholder meeting on January 15, 2015 and voting your shares.

If you have any questions before you vote, please call D.F. King & Co. Inc. at (866) 304-7838 toll free. They will be happy to help you understand the proposals and assist you in voting. Thank you for your participation.

Robert F. O’Donnell

President

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND

AND VOTE ON THE PROPOSALS

Please read the enclosed proxy statement for a complete description of the proposals. However, as a quick reference, the following questions and answers provide a brief overview of the proposals.

Q1. WHY AM I RECEIVING THIS PROXY STATEMENT?

A. As the owner of a variable annuity or variable life contract, you instruct your insurance company to allocate your contract value into one or more variable sub-accounts. Each variable sub-account, in turn, invests the contract value in shares of a corresponding portfolio (mutual fund) of PSF or GIB. You are considered to be a shareholder of each mutual fund in which your contract value is invested. Under the federal securities laws, as a mutual fund shareholder you have the right to vote on certain types of proposals before they may be implemented.

Q2. WILL THE PROPOSED CHANGES RESULT IN HIGHER FEES OR EXPENSES?

A. No.

Q3. WHAT PROPOSALS AM I BEING ASKED TO VOTE ON?

A. The purpose of the proxy is to ask you to vote on three issues:

•	Proposal 1: to elect all of the current Trustees/Directors of PSF and GIB as well as a new Trustee/Director of PSF and GIB (collectively referred to hereafter as the Board),

•	Proposal 2: to approve a policy to permit the investment manager of PSF and GIB to enter into or make material changes to Fund subadvisory agreement(s) with wholly-owned subadvisers without shareholder approval, and

•	Proposal 3: to designate the investment objective of each Fund as a non-fundamental policy, so that it may be changed by the Board without a shareholder vote.

Q4. HAS THE BOARD APPROVED THE PROPOSALS?

A. Yes. The Board has approved the proposals and recommends that you vote to approve them.

Q5. WHY IS IT IMPORTANT TO ELECT TRUSTEES/DIRECTORS?

A. The Board oversees the actions of the investment manager and the subadvisers and decides upon matters of general policy. The federal securities laws generally require that at least 2/3 of the board members of a mutual fund be elected by shareholders. The last time that shareholders of PSF and GIB elected board members was in 2010. Since that time, as a result of retirements and subsequent appointments of new board members, both PSF and GIB are near or at their statutory limitations under the federal securities laws and can no longer appoint additional board members without a shareholder vote. In order to assure the continuity and uninterrupted functioning of the Board and to allow the Board to appoint new members in the future as circumstances and conditions may warrant, the current Trustees/Directors believe that it is appropriate for shareholders to elect all of the current Trustees/Directors, as well as a new Trustee/Director.

Q6. WHY IS THE MANAGER SEEKING AUTHORITY TO ENTER INTO OR MAKE MATERIAL CHANGES TO SUBADVISORY AGREEMENTS WITH WHOLLY-OWNED SUBADVISERS?

A. Currently, each Fund operates under a “manager-of-managers” framework which permits Prudential Investments LLC, subject to certain conditions, to enter into subadvisory agreements with unaffiliated subadvisers without shareholder approval.

PSF and GIB and their investment manager (Prudential Investments LLC (PI)) filed an application with the Securities and Exchange Commission (SEC) in 2013 seeking SEC permission to expand PI’s existing manager-of-managers authority to include wholly-owned subadvisers. In anticipation of expected SEC approval, shareholders are being asked to approve the expanded manager-of-managers authority. The SEC requires funds to obtain shareholder approval of the expanded authority. PI believes that the expanded authority would benefit each Fund and its shareholders by avoiding the expense and delays involved in separately soliciting shareholders before executing future changes that the Board and PI have determined are necessary or desirable in the best interests of shareholders.

Q7. DOES DESIGNATING THE INVESTMENT OBJECTIVES AS NON-FUNDAMENTAL MEAN THAT THE FUNDS’ INVESTMENT OBJECTIVES WILL BE CHANGED?

A. No. There is no present intention to change investment objectives. Currently, the investment objective of each Fund is designated as fundamental, which means that they may not be changed without shareholder approval. PI believes that designating each investment objective as non-fundamental would benefit each Fund by enabling changes to investment objectives in response to market conditions and other factors without incurring the expense and delay entailed in separately seeking shareholder approval. Board approval would continue to be required before any investment objective could be changed, and shareholders would receive advance notification before any investment objective would be changed.

Q8. WHO IS PAYING FOR THE COSTS OF THIS PROXY STATEMENT?

A. Each Fund will bear the cost of soliciting shareholders for the election of the Board, while PI and its affiliates have agreed to bear the additional incremental costs incurred in solicitation for approval of the two additional proposals.

Q9. DOES MY VOTE MAKE A DIFFERENCE?

A. Yes. Even if you have very few shares, you help the Funds receive enough votes to act on the proposals by casting your vote as soon as possible.

Q10. HOW MANY VOTES AM I ENTITLED TO CAST?

A. As a shareholder, you are entitled to one vote for each share you own of your Fund on the record date. The record date is October 24, 2014.

Q11. HOW DO I VOTE?

A. You can vote your shares 24 hours a day, 7 days week by telephone, by mail via the enclosed voting instruction ballot card, and by Internet. You can also vote your shares by attending the meeting. You may revoke your voting instructions at any time prior to the meeting or in-person by attending the meeting. Please see the enclosed proxy materials for complete details. If you have any questions before you vote, please call D. F. King & Co., Inc., at (866) 304-7838 toll-free. They will be happy to help you understand the proposals and assist you in voting.

Q12. WHEN WILL THE SHAREHOLDER MEETING TAKE PLACE?

A. The shareholder meeting is scheduled to take place on January 15, 2015.

Q13. CAN THE PROXY STATEMENT BE VIEWED ONLINE?

A. Yes. The proxy statement can be viewed at www.prudential.com/variableinsuranceportfolios.

THE PRUDENTIAL SERIES FUND

PRUDENTIAL’S GIBRALTAR FUND, INC.

Gateway Center Three

100 Mulberry Street

Newark, New Jersey 07102

NOTICE OF JOINT SPECIAL

MEETINGS OF SHAREHOLDERS

TO BE HELD ON

January 15, 2015

To our Shareholders:

Joint meetings of the shareholders of The Prudential Series Fund (PSF) and Prudential’s Gibraltar Fund, Inc. (GIB, and together with PSF, the Companies) will be held at the offices of Prudential Investments LLC (PI or the Manager), 100 Mulberry Street, Gateway Center Three, 4th Floor, Newark, New Jersey on January 15, 2015 at 10:00 a.m. Eastern Time (the Meeting). The purpose of the Meeting is to consider and act upon the following proposals:

1.	For each Company, to elect twelve Directors or Trustees.

2.	For each Fund, to approve a policy to permit PI to enter into or make material changes to Fund subadvisory agreements with subadvisers that are wholly-owned subsidiaries of PI or a sister company of PI (wholly-owned subadvisers) without shareholder approval.

3.	For each Fund, to designate each Fund’s investment objective as a non-fundamental policy, meaning that the investment objective of each Fund could be changed with the approval of the Company’s Board of Directors/Trustees, but without shareholder approval.

The Meeting will be a Joint Special Meeting for each Company.

Please note that owners of variable annuity, life or other insurance contracts (Contract owners) who have allocated account value to separate accounts investing in one or more of the Funds may instruct their insurance company how to vote the shares related to their investment. Contract owners should consider themselves shareholders for purposes of these proxy materials.

You are entitled to vote at the Meeting, and at any adjournments thereof, of each Fund in which you beneficially owned shares at the close of business on October 24, 2014. If you attend the Meeting, you may vote your shares in person. If you do not expect to attend the Meeting, please complete, date, sign and return each enclosed voting instruction card in the enclosed postage paid envelope or vote by internet or telephone.

By order of the Boards,

Deborah A. Docs

Secretary

Dated: November 24, 2014

ONE OR MORE VOTING INSTRUCTION CARDS FOR YOUR FUND(S) ARE ENCLOSED ALONG WITH THE PROXY STATEMENT. PLEASE VOTE YOUR SHARES TODAY BY SIGNING AND RETURNING THE ENCLOSED VOTING INSTRUCTION CARDS IN THE POSTAGE PREPAID ENVELOPE PROVIDED. YOU CAN ALSO VOTE YOUR SHARES THROUGH THE INTERNET OR BY TELEPHONE USING THE “CONTROL” NUMBER THAT APPEARS ON THE ENCLOSED VOTING INSTRUCTION CARDS AND FOLLOWING THE SIMPLE INSTRUCTIONS.

THE BOARD OF EACH COMPANY RECOMMENDS THAT YOU VOTE “FOR” EACH PROPOSAL.

THE PRUDENTIAL SERIES FUND

PRUDENTIAL’S GIBRALTAR FUND, INC.

VOTING INFORMATION

FOR THE SPECIAL MEETING OF SHAREHOLDERS

OF THE PRUDENTIAL SERIES FUND AND

PRUDENTIAL’S GIBRALTAR FUND, INC.

TO BE HELD ON JANUARY 15, 2015

Dated: November 24, 2014

GENERAL

This voting information is being furnished by the insurance companies using the Funds as investment options under their contracts (each, an Insurance Company and together the Insurance Companies) to Contract owners who, as of October 24, 2014 (the Record Date), had account values allocated to one or more sub-accounts of one or more separate accounts of the Insurance Companies (the Separate Accounts) that invest in shares of one or more of the series of The Prudential Series Fund (PSF) and Prudential’s Gibraltar Fund, Inc. (GIB, and together with PSF, the Companies). GIB and each series of PSF is referred to as a “Fund” and they are referred to collectively as the “Funds.”

Each Insurance Company is required to offer Contract owners the opportunity to instruct it, as the record owner of all of the shares of common stock or beneficial interest in the Funds (the Shares) held by its Separate Accounts, as to how the Insurance Company should vote on the proposals (the Proposals) that will be considered at the Special Meeting of Shareholders referred to in the preceding Notice and at any adjournments or postponements (the Meeting). The enclosed Proxy Statement, which you should retain for future reference, sets forth concisely the information about the Proposals that a Contract owner should know before completing the enclosed voting instruction card.

This voting information and the accompanying voting instruction card are being mailed to Contract owners on or about November 24, 2014.

HOW TO INSTRUCT AN INSURANCE COMPANY

To instruct an Insurance Company as to how to vote the Shares held in its Separate Accounts, Contract owners are asked to promptly complete their voting instructions on the enclosed voting instruction card(s); and sign, date and mail the voting instruction card(s) in the accompanying postage-paid envelope. Contract owners also may provide voting instructions by phone or via the internet, as set out in the voting instruction card(s). Voting instruction cards must be received by the day before the Meeting. Voting instructions submitted by telephone or the internet must be submitted by 11:59 p.m. Eastern Time on the day before the Meeting.

If a voting instruction card is not marked to indicate voting instructions for each proposal but is signed, dated and returned, it will be treated as an instruction to vote the Shares in favor of the unmarked Proposal.

The number of Shares held in the sub-account of a Separate Account corresponding to a Fund for which a Contract owner may provide voting instructions was determined as of the Record Date by dividing (i) the Contract’s account value allocable to that sub-account by (ii) the net asset value of one Share of the corresponding Fund. Each whole share is entitled to one vote as to each matter with respect to which it is entitled to vote and each fractional share is entitled to a proportionate fractional vote. At any time prior to an Insurance Company’s voting at the Meeting, a Contract owner may revoke his or her voting instructions by providing the Insurance Company with a properly executed written revocation of such voting instructions, properly executing later-dated voting instruction by a voting instruction card, telephone or the internet, or appearing and voting in person at the Meeting.

HOW AN INSURANCE COMPANY WILL VOTE

Each Insurance Company will vote the Shares for which it receives timely voting instructions from Contract owners in accordance with those instructions. Shares in each sub-account of a Separate Account that is invested in one or more Funds for which an Insurance Company receives a voting instruction card that is signed, dated and timely returned but is not marked to indicate voting instructions will be treated as an instruction to vote the Shares in favor of the applicable Proposal. Shares in each sub-account of a Separate Account that is invested in one or more Funds for which an Insurance Company receives no timely voting instructions from Contract owners, or that are attributable to amounts retained by an Insurance Company, will be voted by the Insurance Company either “FOR” or “AGAINST” approval of the Proposals, or as an abstention, in the same proportion as the Shares for which Contract owners have provided instructions to the Insurance Company. As a result of such proportional voting by the Insurance Companies, it is possible that a small number of Contract owners could determine whether a Proposal is approved.

OTHER MATTERS

The Insurance Companies are not aware of any matters, other than the specified Proposals, to be acted on at the Meeting. If any other matters come before the Meeting, an Insurance Company will vote the Shares upon such matters in its discretion. Voting instruction cards may be solicited by employees of Prudential Investments LLC (PI or the Manager) or its affiliates as well as officers and agents of the Companies. The principal solicitation will be by mail and electronic delivery but voting instructions may also be solicited by telephone, fax, personal interview, or the internet.

It is expected that the presence at the Meeting of the Insurance Companies will be sufficient to constitute a quorum. If the vote required to approve or reject a Proposal is not obtained at the Meeting, the officers of the Companies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of voting instructions.

It is important that you vote. Please promptly mark your voting instructions on the enclosed voting instruction card; then sign, date and mail the voting instruction card in the accompanying postage-paid envelope. You may also provide your voting instructions by telephone or via the internet by following the instructions set forth on the voting instruction card. Voting instructions submitted by telephone or the internet must be submitted by 11:59 p.m. Eastern Time on the day before the Meeting. You may also attend the Meeting in person and submit your voting instructions.

THE PRUDENTIAL SERIES FUND

PRUDENTIAL’S GIBRALTAR FUND, INC.

Gateway Center Three

100 Mulberry Street

Newark, New Jersey 07102

PROXY STATEMENT DATED NOVEMBER 24, 2014

Joint Special Meetings of Shareholders

to Be Held on January 15, 2015

IMPORTANT NOTICE REGARDING THE

AVAILABILITY OF PROXY STATEMENT

The proxy statement is available at www.prudential.com/variableinsuranceportfolios

This proxy statement is being furnished to holders of shares of The Prudential Series Fund (PSF) and Prudential’s Gibraltar Fund, Inc. (GIB, and together with PSF, the Companies) in connection with the solicitation by their respective Boards of Trustees/Directors of proxies to be used at joint special meetings (the Meeting) of shareholders to be held at Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, New Jersey 07102 on January 15, 2015 at 10:00 a.m., Eastern Time, or any adjournments thereof. The Meeting will be a Special Meeting for each Company. GIB and each series of PSF is referred to as a “Fund” and they are referred to collectively as the “Funds.” This proxy statement is being first mailed to shareholders on or about November 24, 2014, and is also available at www.prudential.com/variableinsuranceportfolios.

Each Company is an open-end, management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act). PSF is organized as a Delaware statutory trust. GIB is organized as a Maryland corporation. PSF, as a trust, has a board of trustees. GIB, as a corporation, has a board of directors. Directors and trustees serve the same oversight role. PSF is organized as a series-type Company, and is comprised of 18 separate series, commonly referred to as “funds.” GIB consists of a single investment portfolio.

Shares of common stock of GIB, as well as shares of beneficial interest of each series of PSF, are referred to as “Shares,” the holders of the Shares are referred to as “Shareholders,” each Company’s board of directors or trustees is referred to as a “Board” and the directors or trustees may collectively be referred to as “Board Members,” “Directors” or “Trustees.”

Each Company has a Board that, in addition to overseeing the actions of Prudential Investments LLC (PI or the Manager) and the subadvisers (each, a Subadviser and collectively, the Subadvisers), decides upon matters of general policy.

PI, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, serves as the manager of the Funds pursuant to management agreements with each Company. Shares of each Fund are distributed by Prudential Investment Management Services LLC (PIMS), located at 100 Mulberry Street, Newark, New Jersey 07102.

Investment subadvisory services are provided to certain of the Funds by PI through its three affiliates: Jennison Associates LLC (Jennison), Prudential Investment Management, Inc. (PIM), and Quantitative Management Associates LLC (QMA). In addition, certain of the Funds receive investment subadvisory services through various unaffiliated subadvisers.

Each Company’s management agreement with PI and each subadvisory agreement between PI and each subadviser were last approved by the Board of each Company at an in-person meeting held on June 18-19, 2014.

Set forth below are the Subadvisers for each Fund as of the date of this proxy statement:

Fund	Subadviser(s)	Address
PSF Conservative Balanced	PIM	Gateway Center Two 100 Mulberry Street Newark, New Jersey 01702
	QMA	Gateway Center Two 100 Mulberry Street Newark, New Jersey 01702
PSF Diversified Bond	PIM	Gateway Center Two 100 Mulberry Street Newark, New Jersey 01702
PSF Equity	Jennison	466 Lexington Avenue New York, New York 10017
PSF Flexible Managed	PIM	Gateway Center Two 100 Mulberry Street Newark, New Jersey 01702
	QMA	Gateway Center Two 100 Mulberry Street Newark, New Jersey 01702
PSF Global	William Blair & Company LLC	222 West Adams Street Chicago, Illinois 60606
	LSV Asset Management	155 North Wacker Drive 46th Floor Chicago, Illinois 60606
	Brown Advisory, LLC	901 South Bond Street Suite 400 Baltimore, Maryland 21231

Fund	Subadviser(s)	Address
	T. Rowe Price Associates, Inc.	100 East Pratt Street Baltimore, Maryland 21202
	QMA	Gateway Center Two 100 Mulberry Street Newark, New Jersey 01702
PSF Government Income	PIM	Gateway Center Two 100 Mulberry Street Newark, New Jersey 01702
PSF High Yield Bond	PIM	Gateway Center Two 100 Mulberry Street Newark, New Jersey 01702
PSF Jennison	Jennison	466 Lexington Avenue New York, New York 10017
PSF Jennison 20/20 Focus	Jennison	466 Lexington Avenue New York, New York 10017
PSF Money Market	PIM	Gateway Center Two 100 Mulberry Street Newark, New Jersey 07102
PSF Natural Resources	Jennison	466 Lexington Avenue New York, New York 10017
PSF Small Capitalization Stock	QMA	Gateway Center Two 100 Mulberry Street Newark, New Jersey 07102
PSF Stock Index	QMA	Gateway Center Two 100 Mulberry Street Newark, New Jersey 07102
PSF Value	Jennison	466 Lexington Avenue New York, New York 10017
PSF SP International Growth	William Blair & Company LLC	222 West Adams Street Chicago, Illinois 60606
	Neuberger Berman Management LLC	605 Third Avenue New York, New York 10158

Fund	Subadviser(s)	Address
	Jennison	466 Lexington Avenue New York, New York 10017
PSF SP International Value	LSV Asset Management	155 North Wacker Drive 46th Floor Chicago, Illinois 60606
	Lazard Asset Management LLC	30 Rockefeller Plaza New York, New York 10112
PSF SP Prudential U.S. Emerging Growth	Jennison	466 Lexington Avenue New York, New York 10017
PSF SP Small-Cap Value	Goldman Sachs Asset Management, L.P.	200 West Street New York, New York 10282
	ClearBridge Investments, LLC	100 International Drive Baltimore, Maryland 21202
Prudential’s Gibraltar Fund, Inc.	Jennison	466 Lexington Avenue New York, New York 10017

PROPOSAL No. 1

TO ELECT BOARD MEMBERS

The Board of each Company has nominated the twelve individuals identified below for election to each Company’s Board. Pertinent information about each nominee is set forth below. Each of the nominees has consented to being named in this proxy statement, and has indicated a willingness to serve if elected. All of the nominees currently serve as a Board Member for each of the Companies in the Prudential insurance mutual fund complex, with the exception of Ms. Bibliowicz, who currently serves as a Board Member of the Advanced Series Trust, but does not currently serve as a Board Member of PSF or GIB.

Section 16 of the 1940 Act effectively requires that at least 2/3 of the members of a mutual fund’s board be elected by shareholders immediately after the board’s appointment of a new director. In addition, there must be a majority of shareholder-elected Board Members on the Board. The last time that shareholders of PSF and GIB elected Board Members was in 2010. Since that time, as a result of retirements and subsequent appointments of new Board Members, each Company is near or at its statutory limitations under the 1940 Act and can no longer appoint additional Board Members without a shareholder vote.

To ensure the continuity and uninterrupted functioning of the Board of each Company in compliance with the 1940 Act, and to allow each Board to appoint new members in the future as circumstances and conditions may warrant, each Company’s current Board Members believe that it is prudent and appropriate for shareholders to elect each nominee for each Company covered by this proxy statement. By electing the nominees, the Board Members of each Company will have the flexibility necessary to appoint new members in the future in compliance with the requirements of the 1940 Act.

If elected, all nominees will hold office until the earlier to occur of: (a) the next meeting of shareholders of the Company at which Board Members are elected and until their successors are elected and qualified; or (b) until their terms expire in accordance with each Company’s retirement policy; or (c) until they resign or are removed as permitted by law. Each Company’s retirement policy generally calls for the retirement of Board Members on December 31 of the year in which they reach the age of 78, however, the Governance Committee of the Board may recommend to the Board the extension of a Board Member’s service for a one-year term, which the Board can continue to renew annually for additional one-year periods.

Any Board Member may be removed by the holders of not less than two-third ( 2⁄3) of the Company’s outstanding Shares entitled to vote on the election of Board Members. In the event of a vacancy on the Board, the remaining Board Members intend to fill such vacancy by appointing another Board Member, so long as immediately after such appointment, at least two-thirds of the Board Members have been elected by shareholders.

Board Members who are not “interested persons” of a Company (as defined in the 1940 Act) are referred to as Independent Board Members. Board Members who are interested persons of a Company are referred to as Interested Board Members.

The Board of each Company is currently composed of three Interested Board Members and eight Independent Board Members. The three Interested Board Members, each of whom has been nominated for election, are Robert F. O’Donnell, Timothy S. Cronin and Bruce W. Ferris. Mr. O’Donnell currently serves as President of each Company, and Mr. Cronin currently serves as Vice President of each Company. Nine individuals have been nominated to serve as Independent Board Members. Eight of the nine individuals nominated to serve as Independent Board Members currently serve as Independent Board Members of PSF and GIB. The Chair of the Board of each Company is Thomas T. Mooney, who is an Independent Board Member. If all of the individuals nominated for election are elected by shareholders, the Board of each Company will be composed of three Interested Board Members and nine Independent Board Members.

It is expected that the Board Members will meet at least four times a year at regularly scheduled meetings. The number of Board and Board committee meetings held during each Company’s most recent fiscal year is set forth in Exhibit E.

None of the nominees is related to another. None of the Independent Board Members of each Company nor persons nominated to become Independent Board Members owns shares of Prudential Financial, Inc. or its affiliates.

The name, age, current Board position, business experience and address of each Independent Board Member nominee and each Interested Board Member nominee (each a Nominee), as well as information regarding their service on the boards of other mutual funds in the Prudential mutual fund complex, is as follows:

PROPOSED INDEPENDENT BOARD MEMBER NOMINEES

Susan Davenport Austin* (47) | Director/Trustee | Since 2011

Principal Occupation(s) During Past 5 Years: Senior Managing Director of Brock Capital (Since 2014); Vice Chairman (Since 2013), Senior Vice President and Chief Financial Officer (2007-2012) and Vice President of Strategic Planning and Treasurer (2002-2007) of Sheridan Broadcasting Corporation; Formerly President of Sheridan Gospel Network (2004-2014); Vice President, Goldman, Sachs & Co. (2000-2001); Associate Director, Bear, Stearns & Co. Inc. (1997-2000); Vice President, Salomon Brothers Inc. (1993-1997); President of the Board, The MacDowell Colony (Since 2010); Presiding Director (Since 2014) and Chairman (2011-2014) of the Board of Directors, Broadcast Music, Inc.; Member of the Board of Directors, Hubbard Radio, LLC (Since 2011); President, Candide Business Advisors, Inc. (Since 2011); formerly Member of the Board of Directors, National Association of Broadcasters (2004-2010).

Number of Portfolios in Fund Complex† Overseen by Nominee: 109

Other Directorships Held by Nominee**: None.

Sherry S. Barrat* (65) | Director/Trustee | Since 2013

Principal Occupation(s) During Past 5 Years: Formerly, Vice Chairman of Northern Trust Corporation (financial services and banking institution) (2011-June 2012); formerly, President, Personal Financial Services, Northern Trust Corporation (2006-2010); formerly, Chairman & CEO, Western US Region, Northern Trust Corporation (1999-2005); formerly, President & CEO, Palm Beach/Martin County Region, Northern Trust.

Number of Portfolios in Fund Complex† Overseen by Nominee: 109

Other Directorships Held by Nominee**: Director of NextEra Energy, Inc. (formerly, FPL Group, Inc.) (1998-Present); Director of Arthur J. Gallagher & Company (Since July 2013).

Jessica M. Bibliowicz* (55) | See Note 1

Principal Occupation(s) During Past 5 Years: Senior Adviser (Since 2013) of Bridge Growth Partners (private equity firm); formerly Chief Executive Officer (1999-2013) of National Financial Partners (independent distributor of financial services products).

Number of Portfolios in Fund Complex† Overseen by Nominee: 90

Other Directorships Held by Nominee**: Director (since 2013) of Realogy Holdings Corp. (residential real estate services); The Asia-Pacific Fund, Inc. (since 2006); Sotheby’s (since 2014) (auction house and art-related finance).

Kay Ryan Booth* (64) | Director/Trustee | Since 2013

Principal Occupation(s) During Past 5 Years: Partner of Trinity Private Equity Group (Since September 2014); formerly, Managing Director of Cappello Waterfield & Co. LLC (2011-May 2014); formerly, Vice Chair, Global Research, J.P. Morgan (financial services and investment banking institution) (June 2008-January 2009); formerly, Global Director of Equity Research, Bear Stearns & Co., Inc. (financial services and investment banking institution) (1995-2008); formerly, Associate Director of Equity Research, Bear Stearns & Co., Inc. (1987-1995).

Number of Portfolios in Fund Complex† Overseen by Nominee: 109

Other Directorships Held by Nominee**: None.

Delayne Dedrick Gold* (76) | Director/Trustee | PSF Since 2001; GIB Since 2003

Principal Occupation(s) During Past 5 Years: Marketing Consultant (1982-present); formerly Senior Vice President and Member of the Board of Directors, Prudential Bache Securities, Inc.

Number of Portfolios in Fund Complex† Overseen by Nominee: 109

Other Directorships Held by Nominee**: None

Robert F. Gunia* (67) | Director/Trustee | PSF Since 2001; GIB Since 2003

Principal Occupation(s) During Past 5 Years: Independent Consultant (Since October 2009); formerly Chief Administrative Officer (September 1999-September 2009) and Executive Vice President (December 1996-September 2009) of Prudential Investments LLC; formerly Executive Vice President (March 1999-September 2009) and Treasurer (May 2000-September 2009) of Prudential Mutual Fund Services LLC; formerly President (April 1999-December 2008) and Executive Vice President and Chief Operating Officer (December 2008-December 2009) of Prudential Investment Management Services LLC; formerly Chief Administrative Officer, Executive Vice President and Director (May 2003-September 2009) of AST Investment Services, Inc.

Number of Portfolios in Fund Complex† Overseen by Nominee: 109

Other Directorships Held by Nominee**: Director (Since May 1989) of The Asia-Pacific Fund, Inc.

W. Scott McDonald, Jr., PhD* (77) | Director/Trustee | PSF Since 1983; GIB Since 1985

Principal Occupation(s) During Past 5 Years: Formerly Management Consultant (1997-2004) and of Counsel (2004-2005) at Kaludis Consulting Group, Inc. (company serving higher education); formerly principal (1995-1997), Scott McDonald Associates; Chief Operating Officer (1991-1995), Fairleigh Dickinson University; Executive Vice President and Chief Operating Officer (1975-1991), Drew University; interim President (1988-1990), Drew University; formerly Director of School, College and University Underwriters Ltd.

Number of Portfolios in Fund Complex† Overseen by Nominee: 109

Other Directorships Held by Nominee**: None.

Thomas T. Mooney* (73) | Director/Trustee & Independent Chair | PSF Since 2001; GIB Since 2003 | Independent Chair Since 2003

Principal Occupation(s) During Past 5 Years: Formerly Chief Executive Officer, Excell Partners, Inc. (2005-2007); founding partner of High Technology of Rochester and the Lennox Technology Center; formerly President of the Greater Rochester Metro Chamber of Commerce (1976-2004) formerly Rochester City Manager (1973); formerly Deputy Monroe County Executive (1974-1976).

Number of Portfolios in Fund Complex† Overseen by Nominee: 109

Other Directorships Held by Nominee**: None.

Thomas M. O’Brien* (63) | Director/Trustee | Since 2003

Principal Occupation(s) During Past 5 Years: Director, Sun Bancorp, Inc. (NASDAQ: SNBC) and Sun National Bank (Since July 2014); Consultant, Valley National Bancorp, Inc. and Valley National Bank (January 2012-June 2012); Formerly President and COO (November 2006-December 2011) and CEO (April 2007-December 2011) of State Bancorp, Inc. and State Bank; formerly Vice Chairman (January 1997-April 2000) of North Fork Bank; formerly President and Chief Executive Officer (December 1984-December 1996) of North Side Savings Bank; formerly President and Chief Executive Officer (May 2000-June 2006) Atlantic Bank of New York.

Number of Portfolios in Fund Complex† Overseen by Nominee: 109

Other Directorships Held by Nominee**: Formerly Director, BankUnited, Inc. and BankUnited N.A. (NYSE: BKU) (May 2012-April 2014); formerly Director (April 2008-January 2012) of Federal Home Loan Bank of New York; formerly Director (December 1996-May 2000) of North Fork Bancorporation, Inc.; formerly Director (May 2000-April 2006) of Atlantic Bank of New York; Director (November 2006-January 2012) of State Bancorp, Inc. (NASDAQ: STBC) and State Bank of Long Island.

PROPOSED INTERESTED BOARD MEMBER NOMINEES

Robert F. O’Donnell* (46) | Director/Trustee & President | Since 2012

Principal Occupation(s) During Past 5 Years: President of Prudential Annuities (Since April 2012); Senior Vice President, Head of Product, Investment Management & Marketing for Prudential Annuities (October 2008-April 2012); Senior Vice President, Head of Product (July 2004-October 2008).

Number of Portfolios in Fund Complex† Overseen by Nominee: 109

Other Directorships Held by Nominee**: None.

Timothy S. Cronin* (48) | Director/Trustee & Vice President | Since 2011

Principal Occupation(s) During Past 5 Years: Chief Investment Officer and Strategist of Prudential Annuities (Since January 2004); Director of Investment & Research Strategy (Since February 1998); President of AST Investment Services, Inc. (Since June 2005).

Number of Portfolios in Fund Complex† Overseen by Nominee: 109

Other Directorships Held by Nominee**: None.

Bruce W. Ferris* (59) | Director/Trustee | Since 2013

Principal Occupation(s) During Past 5 Years: Senior Vice President, Sales and Distribution, Product, Marketing, Prudential Annuities (Since May 2006); Vice President-Sales, The Hartford Insurance Company (October 1994-April 2005); Sales Manager, Aetna Investment Services (October 1993-September 1994).

Number of Portfolios in Fund Complex† Overseen by Nominee: 109

Other Directorships Held by Nominee**: None.

*	The address of each Nominee is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.
**	Includes only directorships of companies required to register or file reports with the Securities and Exchange Commission (SEC) under the Securities Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.
†	The Fund Complex consists of all investment companies managed by PI. The Funds for which PI serves as manager include the Prudential Investments Mutual Funds, Target Mutual Funds, The Prudential Variable Contract Accounts 2, 10 and 11, Prudential Short Duration High Yield Fund, Inc., Prudential Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Advanced Series Trust, and Prudential’s Gibraltar Fund, Inc.

Note 1: Ms. Bibliowicz does not currently serve as a Board Member of PSF or GIB.

The following tables set forth the dollar range of fund securities held by each Nominee as of December 31, 2013. The tables also include the aggregate dollar range of securities held by each Nominee in all funds in the Fund Complex owned by that Nominee as of December 31, 2013. The Nominating and Governance Committee encourages each Board Member to maintain investments in one or more funds that are equal to the aggregate fees for one year that he or she receives for Board-related service to the funds. Under ordinary circumstances, new Independent Board Members have two years to comply with this policy.

SHARE OWNERSHIP TABLE

INDEPENDENT BOARD MEMBER NOMINEES

Nominee	Fund	Aggregate Dollar Range of Securities in all Registered Investment Companies in Fund Complex* Owned by Nominee
Susan Davenport Austin	None	Over $100,000

Sherry S. Barrat	None	Over $100,000

Jessica M. Bibliowicz **	None	None

Kay Ryan Booth	None	Over $100,000

Delayne Dedrick Gold	None	Over $100,000

Robert F. Gunia	None	Over $100,000

W. Scott McDonald, Jr., PhD	None	Over $100,000

Thomas T. Mooney	None	Over $100,000

Thomas M. O’Brien	None	Over $100,000

*	Fund Complex consists of the Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., the Prudential Investments Funds, Target Funds, and any other funds that are managed by PI.
**	Not currently a Board Member. Proposed for election at the Meeting as an Independent Board Member.

SHARE OWNERSHIP TABLE

INTERESTED BOARD MEMBER NOMINEES

Nominee	Fund	Aggregate Dollar Range of Securities in all Registered Investment Companies in Fund Complex* Owned by Nominee
Robert F. O’Donnell	None	None

Timothy S. Cronin	None	$50,001-$100,000

Bruce W. Ferris	None	None

*	Fund Complex consists of the Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., the Prudential Investments Funds, Target Funds, and any other funds that are managed by PI.

Because the Funds serve as investment options under variable annuity and life insurance contracts, federal tax law prohibits the sale of Fund shares directly to individuals, including the Board Members. Individuals, including a Board Member, may, however, have an interest in a Fund if he or she purchases a variable contract and selects the Fund as an investment option.

None of the Independent Board Member Nominees, or any member of his/her immediate family, owned beneficially or of record any securities in an investment adviser or principal underwriter of a fund or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of a fund as of December 31, 2013.

Information concerning Company officers is set forth in Exhibit C.

BOARD MEMBER COMPENSATION

Currently, each Independent Board Member receives an annual retainer of $230,000 from all Companies in the aggregate. The Independent Board Member who serves as the Chair of each Company’s Board receives an additional annual aggregate fee of $85,000. In addition, Independent Board Members who are members of a Company’s Audit Committee receive an annual aggregate fee of $20,000 for their service on the Committee, except that the Chair of the Audit Committee receives an annual aggregate fee of $50,000. Independent Board Members who are members of the Governance Committee receive an aggregate annual fee of $20,000 for their service on the Committee, except that the Chair of the Governance Committee receives an annual aggregate fee of $50,000. Independent Board Members who are members of the Investment Review and Risk Committee annually receive an additional $20,000. Independent Board Members receive reimbursement for any expenses incurred in attending meetings and for other incidental expenses. Board fees are reviewed periodically by each Company’s Board.

Interested Board Members currently do not receive any compensation from the Companies or the Fund Complex, and do not receive any pension or retirement benefits for their service as Board Members.

Set forth below is information describing the aggregate compensation paid by each Company for each Company’s most recently completed fiscal year and by the Fund Complex for the calendar year ended December 31, 2013 to each of the Independent Board Member Nominees for his/her services. Aggregate compensation numbers shown are for the calendar year ended December 31, 2013, the last full calendar year for which aggregate compensation numbers are available.

COMPENSATION PAID TO

INDEPENDENT BOARD MEMBER NOMINEES

Nominee	Company	Fiscal Year Compensation Paid by Company	Calendar Year Aggregate Compensation Paid by Company & Fund Complex (1)
Susan Davenport Austin	PSF	$43,300	$280,000(3/98)(2)
	GIB	$1,320
Sherry S. Barrat	PSF	$39,560	$250,000(3/98)(2)
	GIB	$1,320
Jessica M. Bibliowicz *	PSF	None	None
	GIB	None
Kay Ryan Booth	PSF	$39,560	$250,000(3/98)(2)
	GIB	$1,320
Delayne Dedrick Gold	PSF	$47,180	$310,000(3/98)(2)
	GIB	$1,360
Robert F. Gunia	PSF	$41,980	$270,000(3/98)(2)
	GIB	$1,320
W. Scott McDonald, Jr., PhD	PSF	$47,180	$310,000(3/98)(2)
	GIB	$1,360
Thomas T. Mooney	PSF	$53,020	$355,000(3/98)(2)
	GIB	$1,400
Thomas M. O’Brien	PSF	$47,180	$310,000(3/98)(2)
	GIB	$1,360

(1)	Although this column shows the total amount paid to Independent Board Members from the PI-managed funds during the most recently completed calendar year, such compensation was deferred at the request of certain Board Members, in total, or in part, under each Fund’s deferred fee agreement. Under the Companies’ deferred fee agreement, certain Board Members have elected to defer all or part of their total compensation. The total amount of deferred compensation accrued during the calendar year ended December 31, 2013, including investment results during the year on cumulative deferred fees, amounted to $105,884, $218,755, and $341,295 for Messrs. McDonald, Mooney, and O’Brien, respectively.

(2)

Compensation relates to portfolios that were in existence for any period during 2013. Figures in parentheses indicate the number of funds/portfolios in Fund Complex (including the Funds) to which aggregate compensation relates The number of funds/portfolios represent those in existence as of December 31, 2013, and excludes funds/portfolios that have merged or liquidated during 2013. Additionally, the number of funds/portfolios includes those which were approved as of December 31, 2013; however, certain of those funds/portfolios may have commenced operations after that date. No compensation is paid out from such funds/portfolios.

*	Ms.Bibliowicz is not currently a Board Member of PSF or GIB.

LEADERSHIP STRUCTURE AND QUALIFICATIONS OF NOMINEES

The Board is responsible for oversight of each Company and its Funds. Each Company has engaged the Manager to manage each Company and its Funds on a day-to-day basis. The Board oversees the Manager and certain other principal service providers in the operations of each Company. The Board is currently composed of eleven members, eight of whom are Independent Board Members. The Board meets in-person at regularly scheduled meetings twelve times throughout the year. In addition, the Board Members may meet in-person or by telephone at special meetings or on an informal basis at other times. The Board has established four standing committees—Audit, Compliance, Governance, and Investment Review and Risk—and may establish ad hoc committees or working groups from time to time, to assist the Board in fulfilling its oversight responsibilities. The Independent Board Members have also engaged independent legal counsel to assist them in fulfilling their responsibilities.

The Board is chaired by an Independent Board Member. As Chair, this Independent Board Member leads the Board in its activities. Also, the Chair acts as a member or an ex-officio member of each standing committee and any ad hoc committee of the Board. The Board Members have determined that the Board’s leadership and committee structure is appropriate because the Board believes it sets the proper tone to the relationships between each Company, on the one hand, and the Manager, the subadviser(s) and certain other principal service providers, on the other, and facilitates the exercise of the Board’s independent judgment in evaluating and managing the relationships. In addition, the structure efficiently allocates responsibility among committees.

The Board has concluded that, based on each Board Member’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Board Members, each Board Member should serve as a Board Member. Among other attributes common to all Board Members are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the various service providers to each Company, and to exercise reasonable business judgment in the performance of their duties as Board Members. In addition, the Board has taken into account the actual service and commitment of the Board Members during their tenure in concluding that each should continue to serve. A Board Member’s ability to perform his or her duties effectively may have been attained through a Board Member’s educational background or professional training; business, consulting, public service or academic positions; experience from service as a Board Member of each Company, other funds in the Fund Complex, public companies, or non-profit entities or other organizations; or other experiences. Set forth below is a brief discussion of the specific experience qualifications, attributes or skills of each Board Member that led the Board to conclude that he or she should serve as a Board Member.

Ms. Gold and Messrs. McDonald, Mooney and O’Brien have each served for more than 10 years as a Board Member of mutual funds advised by the Manager or its predecessors, including PSF, GIB, Advanced Series Trust, and/or other mutual funds advised by the Manager or its predecessors. In addition, Mr. McDonald has more than 20 years of experience in senior leadership positions at institutions of higher learning. Ms. Gold has more than 20 years of experience in the financial services industry. Mr. Mooney has more than 30 years of experience in senior leadership positions with municipal organizations and other companies and has experience serving on the boards of other entities. Mr. O’Brien has more than 25 years of experience in senior leadership positions in the banking industry, and has experience serving on the boards of other entities. Mr. Gunia has served for more than 10 years as a Board Member of mutual funds advised by the Manager or its predecessors. In addition, Mr. Gunia served in senior leadership positions for more than 28 years with the Manager and its affiliates and predecessors. Ms. Austin currently serves as Senior Managing Director of Brock Capital and Vice Chairman of Sheridan Broadcasting Corporation. In addition to her experience in senior leadership positions with private companies, Ms. Austin has more than 10 years of experience in the investment banking industry. Mr. O’Donnell, who has served as an Interested Board Member and/or President of each Company and other funds advised by the Manager since 2012, is President of Prudential Annuities. Mr. Cronin, an Interested Board Member of each Company and other funds advised by the Manager since 2009, has served as a Vice President of each Company and other funds advised by the Manager since 2009 and has held senior positions with Prudential Financial (and American Skandia, which was purchased by Prudential Financial) since 1998. Ms. Barrat has more than 20 years of experience in senior leadership positions in the financial services and banking industries. In addition, Ms. Barrat has over 10 years experience serving on boards of other public companies and non-profit entities. Ms. Booth has more than 35 years of experience in senior leadership positions in the investment management and investment banking industries. In addition to her experience in senior leadership positions with private companies, Ms. Booth has experience serving on the boards of other entities. Ms. Bibliowicz has served since September 2013 as senior advisor of Bridge Growth Partners, a private equity firm focusing on investments in the technology and financial services sectors. From April 1999 to May 2013, she served as Chief Executive Officer of National Financial Partners Corporation (NFP), a publicly traded company, and as Chairman of the Board from June 2003 until July 2013, when a private equity sponsor acquired the company. Mr. Ferris, an Interested Board Member of each Company and other funds advised by the Manager since 2013, is Senior Vice President, Sales Distribution, Product, Marketing for Prudential Annuities, and he has more than 30 years of experience with Prudential Financial and other insurance companies.

Specific details about each Board Member’s professional experience is set forth in their professional biographies, which appear above.

Risk Oversight. Investing in general and the operation of a mutual fund involve a variety of risks, such as investment risk, compliance risk, and operational risk, among others. The Board oversees risk as part of its oversight of each Company. Risk oversight is addressed as part of various regular Board and committee activities. The Board, directly or through its committees, reviews reports from among others, the Manager, sub-advisers, each Company’s Chief Compliance Officer, the Companies’ independent registered public accounting firm, counsel, and internal auditors of the Manager or its affiliates, as appropriate, regarding risks faced by each Company and the risk management programs of the Manager and certain service providers. The actual day-to-day risk management with respect to each Company resides with the Manager and other service providers to each Company. Although the risk management policies of the Manager and the service providers are designed to be effective, those policies and their implementation vary among service providers and over time, and there is no guarantee that they will be effective. Not all risks that may affect each Company can be identified or processes and controls developed to eliminate or mitigate their occurrence or effects, and some risks are simply beyond any control of each Company or the Manager, its affiliates or other service providers.

Selection of Director/Trustee Nominees. The Governance Committee is responsible for considering nominees for Board Members at such times as it considers electing new members to the Board. The Governance Committee may consider recommendations by business and personal contacts of current Board Members, and by executive search firms which the Committee may engage from time to time and will also consider shareholder recommendations. The Governance Committee has not established specific, minimum qualifications that it believes must be met by a nominee. In evaluating nominees, the Governance Committee considers, among other things, an individual’s background, skills, and experience; whether the individual is an “interested person” as defined in the 1940 Act; and whether the individual would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules. The Governance Committee also considers whether the individual’s background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the diversity of the Board. There are no differences in the manner in which the Governance Committee evaluates nominees for the Board based on whether the nominee is recommended by a shareholder.

A shareholder who wishes to recommend an individual for nomination should submit his or her recommendation in writing to the Chair of the Board (Thomas T. Mooney) or the Chair of the Governance Committee (Delayne D. Gold), in either case in care of each Company, at Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, New Jersey 07102-4077. At a minimum, the recommendation should include: the name, address, and business, educational, and/or other pertinent background of the person being recommended; a statement concerning whether the person is an “interested person” as defined in the 1940 Act; any other information that each Company would be required to include in a proxy statement concerning the person if he or she was nominated; and the name and address of the person submitting the recommendation, together with the number of Fund shares held by such person and the period for which the shares have been held. The recommendation also can include any additional information which the person submitting it believes would assist the Governance Committee in evaluating the recommendation.

Shareholders should note that a person who owns securities issued by Prudential Financial, Inc. (the parent company of the Manager) would be deemed an “interested person” under the 1940 Act. In addition, certain other relationships with Prudential Financial, Inc. or its subsidiaries, with registered broker-dealers, or with each Company’s outside legal counsel may cause a person to be deemed an “interested person.” Before the Governance Committee decides to nominate an individual to the Board, Committee members and other Board Members customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving on the board of a registered investment company.

Shareholder Communications with the Board. Shareholders of each Company can communicate directly with the Board by writing to the Chair of the Board, c/o each Company, 1 Corporate Drive, Shelton, Connecticut 06484. Shareholders can communicate directly with an individual Board Member by writing to that Board Member, c/o each Company, 1 Corporate Drive, Shelton, Connecticut 06484. Such communications to the Board or individual Board Members are not screened before being delivered to the addressee.

STANDING BOARD COMMITTEES

The Board has established four standing committees in connection with governance of each Company—Audit, Compliance, Governance, and Investment Review and Risk. Information on the membership of each standing committee and its functions is set forth below.

Audit Committee. The Board has determined that each member of the Audit Committee is not an “interested person” as defined in the 1940 Act. The responsibilities of the Audit Committee are to assist the Board in overseeing each Company’s independent registered public accounting firm, accounting policies and procedures, and other areas relating to each Company’s auditing processes. The Audit Committee is responsible for pre-approving all audit services and any permitted non-audit services to be provided by the independent registered public accounting firm directly to each Company. The Audit Committee is also responsible for pre-approving permitted non-audit services to be provided by the independent registered public accounting firm to (1) the Investment Manager and (2) any entity in a control relationship with the Manager that provides ongoing services to each Company, provided that the engagement of the independent registered public accounting firm relates directly to the operation and financial reporting of each Company. The scope of the Audit Committee’s responsibilities is oversight. It is management’s responsibility to maintain appropriate systems for accounting and internal control and the independent registered public accounting firm’s responsibility to plan and carry out an audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). The Audit Committee Charter is available at www.prudential.com/variableinsuranceportfolios, and is attached as Exhibit D. The number of Audit Committee meetings held during each Company’s most recently completed fiscal year is set forth in Exhibit E.

The membership of the Audit Committee is set forth below:

Thomas M. O’Brien (Chair)

Susan Davenport Austin

Delayne Dedrick Gold

Robert F. Gunia

Thomas T. Mooney (ex-officio)

The firm of KPMG LLP (KPMG), 345 Park Avenue, New York, New York 10154 is the independent registered public accounting firm for each Company. Each Company’s Audit Committee recommended, and the Board of each Company (including a majority of the Independent Board Members) approved, the selection of KPMG as each Company’s independent accountant for the Company’s current fiscal year. Representatives of KPMG are not expected to be present at the Meeting and will not be available to respond to questions during the Meeting; however, they will have the opportunity to make a statement if they so desire.

Compliance Committee. The Compliance Committee serves as a liaison between the Board and the Companies’ Chief Compliance Officer (CCO). The Compliance Committee is responsible for considering, in consultation with the Board’s Chair and outside counsel, any material compliance matters that are identified and reported by the CCO to the Compliance Committee between Board meetings. The Compliance Committee is also responsible for considering, when requested by the CCO, the CCO’s recommendations regarding the materiality of compliance matters to be reported to the Board. The Compliance Committee reviews compliance matters that it determines warrant review between Board meetings. Further, when the CCO wishes to engage an independent third party to perform compliance-related work at the Companies’ expense, the Compliance Committee will evaluate with the CCO which third party to recommend to the Board as well as the appropriate scope of the work. The number of Compliance Committee meetings held during each Company’s most recently completed fiscal year is set forth in Exhibit E. The Compliance Committee Charter is available at www.prudential.com/variableinsuranceportfolios.

The membership of the Compliance Committee is set forth below:

W. Scott McDonald, Jr. (Chair)

Thomas M. O’Brien

Robert F. Gunia

Sherry S. Barrat

Thomas T. Mooney (ex-officio)

Governance Committee. The Governance Committee of the Board is responsible for nominating Board Members and making recommendations to the Board concerning Board composition, committee structure and governance, director compensation and expenses, director education, and governance practices. The Board has determined that each member of the Governance Committee is not an “interested person” as defined in the 1940 Act. The number of Governance Committee meetings held during each Company’s most recently completed fiscal year is set forth in Exhibit E. The Governance Committee Charter is attached as Exhibit F and is available at www.prudential.com/variableinsuranceportfolios.

The membership of the Governance Committee is set forth below:

Delayne Dedrick Gold (Chair)

W. Scott McDonald, Jr.

Susan Davenport Austin

Kay Ryan Booth

Thomas T. Mooney (ex-officio)

Investment Review and Risk Committee (IRRC). The IRRC consists of all members of the Board and is chaired by Mr. Mooney, the Chairman of the Board. The Board created the IRRC to help the Board in reviewing certain types of risk, especially those risks related to portfolio investments, the subadvisers for the Funds and other related risks. The responsibilities of the IRRC include, but are not limited to: reviewing written materials and reports pertaining to Portfolio performance, investments and risk from subadvisers, the Strategic Investment Review Group (SIRG) of PI and others; considering presentations from subadvisers, the Investment Manager, SIRG or other service providers on matters relating to Fund performance, investments and risk; and periodically reviewing management’s evaluation of various types of risks to the Funds.

AUDIT FEES

The following aggregate fees were billed by KPMG for professional services rendered for the audit of the annual financial statements of each Fund for each of their two most recently completed fiscal years as indicated below:

Fund	Fiscal Year-End	Aggregate Fees	Fiscal Year-End	Aggregate Fees
PSF Conservative Balanced	12/31/2013	$37,000	12/31/2012	$36,500
PSF Diversified Bond	12/31/2013	$41,000	12/31/2012	$44,500
PSF Equity	12/31/2013	$23,500	12/31/2012	$23,000
PSF Flexible Managed	12/31/2013	$37,000	12/31/2012	$36,500
PSF Global	12/31/2013	$25,500	12/31/2012	$25,000
PSF Government Income	12/31/2013	$30,000	12/31/2012	$29,500
PSF High Yield Bond	12/31/2013	$37,000	12/31/2012	$42,000
PSF Jennison	12/31/2013	$20,000	12/31/2012	$19,500
PSF Jennison 20/20 Focus	12/31/2013	$20,000	12/31/2012	$19,500
PSF Money Market	12/31/2013	$20,000	12/31/2012	$19,500
PSF Natural Resources	12/31/2013	$30,000	12/31/2012	$19,500
PSF Small Capitalization Stock	12/31/2013	$20,000	12/31/2012	$19,500
PSF Stock Index	12/31/2013	$20,000	12/31/2012	$19,500
PSF Value	12/31/2013	$20,000	12/31/2012	$19,500
PSF SP International Growth	12/31/2013	$20,000	12/31/2012	$19,500
PSF SP International Value	12/31/2013	$25,500	12/31/2012	$25,000
PSF SP Prudential U.S. Emerging Growth	12/31/2013	$20,000	12/31/2012	$19,500
PSF SP Small-Cap Value	12/31/2013	$23,500	12/31/2012	$23,000
Prudential’s Gibraltar Fund, Inc.	12/31/2013	$20,000	12/31/2012	$19,500

AUDIT-RELATED FEES

For each Company’s two most recent fiscal years, KPMG did not bill any fees related to the performance of the audit or review of financial statements that are not reported above under “Audit Fees,” including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

TAX FEES

For each Company’s two most recent fiscal years, KPMG did not bill any fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, tax distribution and analysis reviews and miscellaneous tax advice.

ALL OTHER FEES

For each Company’s two most recent fiscal years, KPMG did not bill any fees for products and services provided to the Fund other than those reported above under “Audit Fees,” “Audit-Related Fees” and “Tax Fees.”

The charter of each Audit Committee requires that the Audit Committee approve all audit services and any permitted non-audit services to be provided by KPMG directly to each Company. Each Audit Committee is also responsible for pre-approving permitted non-audit services to be provided by KPMG to (1) the Manager and (2) any entity in a control relationship with the Manager that provides ongoing services to each Company (Affiliated Service Providers), provided that the engagement of KPMG relates directly to the operation and financial reporting of the Company.

The Audit Committee of each Company has adopted policies and procedures with regard to the pre-approval of services. The Audit Committee is charged with the responsibility to monitor the independence of each Company’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

For each Company’s two most recent fiscal years, there were no fees paid for non-audit services to each Company’s Manager and Affiliated Service Providers for which pre-approval by the Audit Committee was required, or for which pre-approval was not required.

Each Audit Committee has considered whether the provision of non-audit services that were rendered by KPMG to the Manager and Affiliated Service Providers that were not pre-approved is compatible with maintaining KPMG’s independence. All services provided by KPMG to each Company, the Manager or Affiliated Service Providers that were required to be pre-approved were pre-approved as required.

REQUIRED VOTE

Persons nominated as Board Members must receive a plurality of the votes cast for the relevant Company, which means that the twelve (12) Nominees receiving the highest number of affirmative votes cast at the Meeting for each Company will be elected as long as the votes FOR a Nominee exceed the votes AGAINST that Nominee. Abstentions will have the effect of a vote AGAINST a Nominee.

EACH BOARD, INCLUDING ALL OF ITS INDEPENDENT BOARD MEMBERS, RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE NOMINEES.

PROPOSAL No. 2

TO APPROVE A POLICY TO PERMIT PI TO ENTER INTO

OR MATERIALLY AMEND SUBADVISORY AGREEMENTS

WITH WHOLLY-OWNED SUBADVISERS WITHOUT

SHAREHOLDER APPROVAL

The Board of each Company, including all of the Independent Board Members, has approved, and recommends that shareholders approve, a policy which would permit PI to enter into and make material amendments to subadvisory agreements with certain affiliated subadvisers with respect to a Fund, with prior Board approval but without obtaining shareholder approval (the “Modified Manager-of-Managers Policy”). Specifically, the Modified Manager-of-Managers Policy would apply to subadvisory agreements with those affiliated subadvisers that are direct or indirect “wholly-owned subsidiaries” (as that term is defined in the 1940 Act) of (1) PI, or (2) a sister company of PI (that is, a company that is a direct or indirect “wholly-owned subsidiary” of the same company that directly or indirectly owns PI). Such subadvisers are referred to herein as “Wholly-Owned Subadvisers.”

Shareholders have previously approved each Fund’s operation under a “manager of managers” structure pursuant to an existing exemptive order from the SEC. Shareholder approval of the current “manager of managers” structure was received by PSF and GIB in 2001. The existing exemptive order permits Pl to enter into or amend agreements with subadvisers that are not “affiliated persons” (as defined in the 1940 Act) of PI, other than by reason of serving as a subadviser to a fund managed by PI (“Non-Affiliated Subadvisers”), with prior Board approval but without obtaining shareholder approval (such relief, the “Existing Relief”). Each Company and PI have filed an application with the SEC for a new exemptive order which would extend the relief to apply to Wholly-Owned Subadvisers as well as Non-Affiliated Subadvisers (the “New Relief”). Under the New Relief, shareholder approval would continue to be required for PI to enter into and make material amendments to subadvisory agreements with affiliated subadvisers that are not “wholly-owned subsidiaries” (as that term is defined in the 1940 Act) of PI or a sister company of PI. Pursuant to the conditions proposed in the New Relief, shareholders must approve the Modified Manager-of-Managers Policy before the Funds can be permitted to rely on the New Relief. The exemptive application is currently pending with the SEC, and there is no guarantee that the SEC will grant the requested exemptive order.

Why Shareholder Approval is Being Sought

Section 15 of the 1940 Act makes it unlawful for any person to act as investment adviser to an investment company, except pursuant to a written contract that has been approved by shareholders. For purposes of Section 15, the term “investment adviser” includes any subadviser to an investment company. Section 15 also requires that an investment advisory agreement provide that it will terminate automatically upon its assignment. As a result, in the absence of exemptive relief, shareholder approval is required in the following circumstances:

•	For the employment by a Fund of a new subadviser to replace an existing subadviser;

•	A material change in the terms of a subadvisory agreement; or

•	The continued employment of an existing subadviser on the same terms if there has been or is expected to be an assignment of a subadvisory agreement as a result of a change of control of the subadviser.

The 1940 Act does not require shareholder approval for the termination of a subadvisory agreement if such termination is approved by a fund’s Board of Directors/Trustees, including its independent directors/trustees, although shareholders of the fund may terminate a subadvisory agreement at any time by a vote of a majority of its outstanding voting securities, as defined in the 1940 Act.

In conformity with Section 15 of the 1940 Act, each Fund is currently required to obtain shareholder approval of subadvisory agreements with any subadviser that is affiliated with PI. As noted above, each Fund currently is operating under the Existing Relief, which permits it to enter into and amend, with prior Board approval but without shareholder approval, subadvisory agreements with Non-Affiliated Subadvisers. The Existing Relief does not apply to subadvisory agreements with Wholly-Owned Subadvisers, and as a result, each Fund is currently required to obtain shareholder approval of any new subadvisory agreement with Wholly-Owned Subadvisers, as well as with affiliated subadvisers that are not Wholly-Owned Subadvisers.

Shareholders are now being asked to approve the Modified Manager-of-Managers Policy so that the Funds may be permitted to rely on the New Relief, under which PI would be permitted to select and manage both Non-Affiliated Subadvisers and Wholly-Owned Subadvisers pursuant to similar conditions. If shareholders approve the Modified Manager-of-Managers Policy, PI will no longer be required to obtain shareholder approval of subadvisory agreements with Wholly-Owned Subadvisers or material amendments thereto. The kinds of changes to agreements with Wholly-Owned Subadvisers that could be effected without further shareholder approval if the Modified Manager-of-Managers Policy is approved include, but are not limited to: (1) allocating a portion of a Fund’s assets to one or more additional subadvisers; (2) continuing a subadvisory agreement where a change in control of the subadviser automatically otherwise causes that agreement to terminate; and (3) replacing an existing subadviser with a new subadviser when PI and the Board determine that the new subadviser’s investment philosophy and style, past performance, security selection experience and preferences, personnel, facilities, financial strength, quality of service and client communication are more consistent with the best interests of a Fund and its shareholders. Currently, under the Existing Relief, these kinds of changes can be effected without shareholder approval only to agreements with Non-Affiliated Subadvisers.

PI believes that the Modified Manager-of-Managers Policy is in the interests of each Fund’s shareholders because it will provide PI and the Board with maximum flexibility to select, supervise, and evaluate Wholly-Owned Subadvisers without incurring the expense and potential delay of seeking specific shareholder approval, permitting the Funds to more quickly and efficiently respond to changes in market conditions and other factors. Currently, to appoint a new Wholly-Owned Subadviser or to amend a subadvisory agreement with a Wholly-Owned Subadviser, each Fund must call and hold a meeting of the Fund’s shareholders, create and distribute proxy materials, and arrange for the solicitation of voting instructions from shareholders. This process is time-intensive, slow, and costly. Under the New Relief, PI and the Board would be able to act more quickly and with less expense to appoint a Wholly-Owned Subadviser or materially amend an agreement with a Wholly-Owned Subadviser.

Shareholder approval of the Modified Manager-of-Managers Policy will not result in an increase or decrease in the total amount of investment management fees paid the Funds to PI. These fees are paid directly by PI to the subadvisers out of the investment management fees PI receives from each Fund, and not by the Funds. When engaging subadvisers and entering into subadvisory agreements, PI negotiates and will continue to negotiate fees with subadvisers. The fees paid by the Funds to PI and the fees paid by PI to each subadviser are considered by the Board when approving and renewing the investment management and subadvisory agreements with respect to the Funds. Any increase in the investment management fee paid to PI by the Funds would continue to require shareholder approval.

Under the terms of the New Relief, PI and the Funds would continue to be subject to several conditions imposed by the SEC which are currently applicable under the Existing Relief. The Funds would continue to obtain shareholder approval to enter into or materially modify a subadvisory agreement with any subadviser other than a Wholly-Owned Subadviser or a Non-Affiliated Subadviser (i.e., any affiliated subadviser that is not a “wholly-owned subsidiary” as defined by the 1940 Act). In addition, under the conditions of the New Relief, as is the case with the Existing Relief, within 90 days of entering into a new subadvisory arrangement, shareholders would continue to be provided with an information statement that contains information about the subadviser and subadvisory agreement.

In order to rely on the New Relief, as with the Existing Relief, a majority of the Board must consist of Independent Board Members and the nomination of new or additional Independent Board Members must be at the discretion of the then-existing Independent Board Members. The prospectuses of the Funds relying on the New Relief must prominently discuss the Modified Manager-of-Managers Policy, including the fact that PI has ultimate responsibility (subject to oversight by the Board) to oversee the subadvisers and recommend their hiring, termination, and replacement. PI will continue to review each subadviser’s performance on an ongoing basis and be responsible for communicating performance expectations and evaluations to subadvisers and for recommending to the Board whether a subadviser’s contract should be renewed, modified or terminated.

If the Modified Manager-of-Managers Policy is approved by shareholders of a Fund and the SEC grants the New Relief, PI may determine to rely on the New Relief to seek the termination of a Fund’s unaffiliated subadviser and its replacement with a Wholly-Owned Subadviser soon after PI obtains the ability to do so. Any such termination and replacement of a subadviser would be subject to Board approval.

If the Modified Manager-of-Managers Policy is not approved by shareholders of a Fund, it will not be implemented for that Portfolio and the Fund will continue to operate under the currently existing manager of managers structure, which requires shareholder approval to enter into or materially amend subadvisory agreements with subadvisers that are not Non-Affiliated Subadvisers, including Wholly-Owned Subadvisers, unless otherwise permitted under the 1940 Act. In the event that the SEC does not grant the New Relief, the Funds that currently operate pursuant to the Existing Relief would continue to rely on the Existing Relief with respect to Non-Affiliated Subadvisers.

REQUIRED VOTE

Approval of Proposal No. 2 will require the affirmative vote of a “majority of the outstanding voting securities” of each Fund, as defined in the 1940 Act, which means the affirmative vote of the lesser of (i) more than 50% of the outstanding voting securities of the Fund, or (ii) 67% or more of the voting securities of the Fund present at the Meeting if more than 50% of the Fund’s outstanding voting securities are present at the Meeting in person or by proxy. For this purpose, “voting securities” refers to the shares of each Fund. The approval of Proposal No. 2 by the shareholders of a Fund is not contingent upon the approval of Proposal No. 2 by the shareholders of any other Fund.

EACH BOARD, INCLUDING ALL OF ITS INDEPENDENT BOARD MEMBERS, RECOMMENDS THAT YOU VOTE “FOR” APPROVAL OF THE MODIFIED MANAGER-OF-MANAGERS POLICY.

PROPOSAL No. 3

TO APPROVE A PROPOSAL TO DESIGNATE EACH FUND’S

INVESTMENT OBJECTIVE AS NON-FUNDAMENTAL

The Board of each Company, including all of the Independent Board Members, has approved, and recommends that shareholders approve, a proposal which would designate each Fund’s investment objective as non-fundamental.

Under the 1940 Act, a “fundamental” policy is any policy of a fund that may be changed only with shareholder approval. The 1940 Act requires that a fund disclose in its registration statement filed with the SEC each policy that is fundamental, and therefore may not be changed without first obtaining shareholder approval. The Funds comply with this requirement by identifying in their registration statements those policies that are fundamental. Currently, each Fund other than GIB discloses in its registration statement that its investment objective is a fundamental policy. GIB’s registration statement does not explicitly indicate whether or not its investment objective is fundamental. The 1940 Act does not require that a fund’s investment objective be designated as fundamental. If Proposal No. 3 is approved by shareholders, the investment objective of each Fund currently classified as fundamental (or for which the registration statement does not specifically state that the objective is non-fundamental) would instead be designated as non-fundamental.

The Board and PI believe that the designation of each Fund’s investment objective as non-fundamental will help to facilitate the compliance programs and policies of the Funds, and enhance the ability of the Portfolios to promptly respond to future investment and market conditions by avoiding the expense and delay associated with first seeking shareholder approval to change a Portfolio’s investment objective. There is no present intention to change or modify any Fund’s investment objective, and Board approval and appropriate shareholder notification and disclosure would continue to be required before any Portfolio’s investment objective could be changed.

The table below sets out each Fund’s current investment objective:

Fund	Investment Objective(s)
PSF Conservative Balanced	Total investment return consistent with a conservatively managed diversified portfolio
PSF Diversified Bond	A high level of income over a longer term while providing reasonable safety of capital.
PSF Equity	Long-term growth of capital.
PSF Flexible Managed	Total return consistent with an aggressively managed diversified portfolio.
PSF Global	Long-term growth of capital.
PSF Government Income	A high level of income over the long term consistent with the preservation of capital.
PSF High Yield Bond	High total return.
PSF Jennison	Long-term growth of capital.
PSF Jennison 20/20 Focus	Long-term growth of capital.

Fund	Investment Objective(s)
PSF Money Market	Maximum current income that is consistent with the stability of capital and the maintenance of liquidity.
PSF Natural Resources	Long-term growth of capital.
PSF Small Capitalization Stock	Long-term growth of capital.
PSF Stock Index	To achieve investment results that generally correspond to the performance of publicly-traded common stocks.
PSF Value	Capital appreciation.
PSF SP International Value	Long-term capital appreciation.
PSF SP Prudential U.S. Emerging Growth	Long-term capital appreciation.
PSF SP Small-Cap Value	Long-term growth of capital.
Prudential’s Gibraltar Fund, Inc.	Growth of capital to an extent compatible with a concern for preservation of capital. Current income, if any, is incidental.

If Proposal No. 3 is not approved by shareholders for a Fund, shareholder approval would continue to be required to change the investment objective(s) of that Fund.

REQUIRED VOTE

Approval of Proposal No. 3 will require the affirmative vote of a “majority of the outstanding voting securities” of each Fund, as defined in the 1940 Act, which means the affirmative vote of the lesser of (i) more than 50% of the outstanding voting securities of the Fund, or (ii) 67% or more of the voting securities of the Fund present at the Meeting if more than 50% of the Fund’s outstanding voting securities are present at the Meeting in person or by proxy. For this purpose, “voting securities” refers to the shares of each Fund. The approval of Proposal No. 3 by the shareholders of a Fund is not contingent upon the approval of Proposal No. 3 by the shareholders of any other Fund.

EACH BOARD, INCLUDING ALL OF ITS INDEPENDENT BOARD MEMBERS, RECOMMENDS THAT YOU VOTE “FOR” APPROVAL TO DESIGNATE THE FUND’S INVESTMENT OBJECTIVE AS NON-FUNDAMENTAL.

VOTING INFORMATION

The following information applies to each Fund for which you are entitled to vote.

Voting Rights

Shareholders as of the Record Date are entitled to vote. Contract owners who have allocated account values to Separate Accounts investing in one or more of the Funds as of the Record Date may instruct their Insurance Company how to vote the shares related to their investment. Contract owners should consider themselves shareholders for purposes of these proxy materials. The Record Date is October 24, 2014.

To the knowledge of management, the executive officers and Board Members of each Company, as a group, owned less than 1% of the outstanding Shares of each Fund and each Company as of October 24, 2014. The number of shares of each Fund outstanding as of the close of business on October 24, 2014, is shown in Exhibit A. A listing of persons who owned beneficially more than 5% of any class of the Shares of a Fund as of October 24, 2014 is contained in Exhibit B.

Required Shareholder Vote

Funds for which an Insurance Company receives a voting instruction card that is signed, dated and timely returned but is not marked to indicate voting instructions will be treated as an instruction to vote the Shares in favor of the applicable Proposal. Shares in each sub-account of a Separate Account that is invested in one or more Funds for which an Insurance Company receives no timely voting instructions from Contract owners, or that are attributable to amounts retained by an Insurance Company as surplus or seed money, will be voted by the Insurance Company either “FOR” or “AGAINST” approval of the Proposals, or as an abstention, in the same proportion as the Shares for which Contract owners have provided voting instructions to the Insurance Company. As a result of such proportional voting by the Insurance Companies, it is possible that a small number of Contract owners could determine whether a Proposal is approved.

In the election of Board Members under Proposal 1, persons nominated as Board Members must receive a plurality of the votes cast for the relevant Companies, which means that the twelve (12) Nominees receiving the highest number of affirmative votes cast at the Meeting for each Company will be elected as long as the votes FOR a Nominee exceed the votes AGAINST that Nominee. Approval of Proposal 2 and Proposal 3 with respect to a Fund each require the affirmative vote of (i) 67% or more of the voting securities of the Fund present at the Meeting, if the holders of more than 50% of its outstanding voting securities are present or represented by proxy, or (ii) more than 50% of its outstanding voting securities, whichever is less.

With respect to Proposal 2 and Proposal 3, “voting securities” refers to the Shares of a Fund. The shareholders of a Fund will vote on the approval of Proposal 2 and Proposal 3 with respect to that Fund separately from the shareholders of each other Fund. In addition, the approval of Proposal 2 and Proposal 3 by the shareholders of a Fund are not contingent upon the approval of Proposal 2 or Proposal 3 by the shareholders of any other Fund.

With respect to Proposal 1, the presence, in person or by proxy, of at least one-third of the shares of PSF or GIB entitled to vote at the Meeting will constitute a quorum for the transaction of business at the Meeting for that Company. It is expected that the presence at the Meeting of the Insurance Companies will be sufficient to constitute a quorum. If a voting instruction card is not marked to indicate voting instructions but is signed, dated and returned, it will be treated as an instruction to vote the shares in favor of each Nominee. If a Contract owner abstains from voting as to any matter, the shares represented by the abstention will be deemed present at the Meeting for purposes of determining a quorum but will not be voted and, therefore, will have the effect of a vote against the Nominees. The approval of one Nominee is not contingent on the approval of the other Nominees.

With respect to Proposal 2 and Proposal 3, the presence, in person or by proxy, of at least one-third of the shares of a Fund entitled to vote at the Meeting will constitute a quorum for the transaction of business at the Meeting with respect to that Fund. It is expected that the presence at the Meeting of the Insurance Companies will be sufficient to constitute a quorum. If a voting instruction card is not marked to indicate voting instructions but is signed, dated and returned, it will be treated as an instruction to vote the shares in favor of Proposal 2 and Proposal 3. If a Contract owner abstains from voting as to any matter, the shares represented by the abstention will be deemed present at the Meeting for purposes of determining a quorum but will not be voted and, therefore, will have the effect of a vote against Proposal 2 and Proposal 3.

The approval of one Proposal is not contingent on the approval of the other Proposal.

Solicitation of Proxies and Voting Instructions

Solicitation of voting instructions is being made by the Companies primarily by distribution of this Notice and Proxy Statement by mail. In addition to the solicitation of proxies and voting instructions by mail, officers and agents of the Companies and employees of the Manager, and its affiliates, without additional compensation, may solicit proxies and voting instructions in person or by telephone, fax, the internet, personal interview or other permissible means. In lieu of executing a proxy or voting instruction card, you may attend the Meeting in person.

The Companies have retained D.F. King & Co. Inc. (D.F. King) for the purpose of responding to questions and requests for assistance from Contract Owners. D.F. King may also provide services for the solicitation of voting instructions from Contract owners through any of the means described above.

To instruct an Insurance Company as to how to vote the Shares held in its Separate Accounts, Contract owners are asked to promptly complete their voting instructions on the enclosed voting instruction card(s); and sign, date and mail the voting instruction card(s) in the accompanying postage-paid envelope. Contract owners may also provide voting instructions by phone or via the internet by following the instructions appearing on their voting instruction card.

The number of Shares held in the sub-account of a Separate Account corresponding to a Fund for which a Contract owner may provide voting instructions was determined as of the Record Date by dividing (i) the Contract’s account value allocable to that sub-account by (ii) the net asset value of one Share of the corresponding Fund. Each whole share is entitled to one vote as to each matter with respect to which it is entitled to vote and each fractional share is entitled to a proportionate fractional vote. At any time prior to an Insurance Company’s voting at the Meeting, a Contract owner may revoke his or her voting instructions with respect to a Proposal by providing the Insurance Company with a properly executed written revocation of such voting instructions, properly executing later-dated voting instructions by a voting instruction card, telephone or the internet, or appearing and voting in person at the Meeting.

Proxy Solicitation Costs

The costs of solicitation of shareholder proxies, including printing, postage, voting tabulation and other proxy-related expenses, with respect to Proposal No. 1 will be borne by each Company. The costs associated with the inclusion of Proposal No. 2 and Proposal No. 3 in the proxy statement will be borne by PI. Direct costs that can be reasonably attributed to one or more specific Funds will be borne by each specific Fund; costs that cannot reasonably be attributed to one or more specific Funds will be allocated equally among the Funds. It is estimated that the total costs and expenses to be borne by the Funds will be approximately $2 million.

The solicitation of proxies will be made primarily by mail. Because of proportional voting, it is unlikely that a proxy solicitation firm will be utilized to solicit proxies, but if such solicitation is deemed necessary, telephone or oral solicitations may be conducted by regular employees of D.F. King & Co. Inc. (D.F. King), a proxy solicitation firm retained by each Company. If D.F. King’s solicitation services are utilized, it is estimated that these services will cost approximately $200,000 (including reimbursements for out-of-pocket expenses), to be borne by the Funds and PI as described above. The fees and expenses may vary based on a number of factors, including but not limited to the composition of each Fund’s shareholder base and voting patterns. Proxies may be recorded pursuant to (i) electronically transmitted instructions or (ii) telephone instructions obtained through procedures reasonably designed to verify that the instructions have been authorized.

Adjournment

If sufficient votes in favor of a proposal are not received by the time scheduled for the Meeting, the officers of the Companies may propose one or more adjournments or postponements of the Meeting to permit further solicitation of voting instructions. The costs of any additional solicitation and any adjourned session will be paid by the Manager and/or its affiliates.

Other Matters

The Companies are not aware of any matters to be presented at the Meeting other than those described in this Proxy Statement. If other business properly comes before the Meeting, the Insurance Companies will vote thereon in their discretion and in accordance with their best judgment.

The Companies are not required to hold regular shareholder meetings and, in order to minimize its costs, does not intend to hold meetings of shareholders unless so required by applicable law, regulation or regulatory policy or if otherwise deemed advisable by the Companies’ management. Shareholders will be given notice of any meeting of shareholders not less than ten days, and not more than ninety days, before the date of the meeting. In order for a shareholder proposal to be incorporated in the Companies’ proxy statement for a meeting of shareholders, the proposal must be received a reasonable time (generally at least 150 days) before the Companies begin to print and send their proxy materials to shareholders. Any notice of a shareholder proposal that is not received by the Companies within a reasonable time before the Companies send their proxy materials relating to a particular meeting will be considered untimely.

Prompt execution and return of the enclosed voting instruction card is requested. A self-addressed, postage-paid envelope is enclosed for your convenience. If executed but unmarked voting instructions are received, an Insurance Company will vote those unmarked voting instructions in favor of a Proposal.

* * * * *

Copies of the Companies’ most recent annual and semi-annual reports, including financial statements, previously have been delivered to shareholders. Shareholders may request additional copies of the Companies’ annual or semi-annual reports, free of charge, by writing to the Companies at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102 or by calling 877-522-5035.

WE NEED YOUR VOTE. IT IS IMPORTANT THAT YOU EXECUTE AND RETURN ALL OF YOUR VOTING INSTRUCTION CARDS PROMPTLY.

OTHER BUSINESS

Management knows of no business to be presented at the Meetings other than the matters set forth in this proxy statement, but should any other matter requiring a vote of shareholders arise, the proxies will vote according to their best judgment in the interest of each Company, respectively.

Deborah A. Docs

Secretary

November 24, 2014

IT IS IMPORTANT THAT YOU EXECUTE AND RETURN ALL OF YOUR VOTING INSTRUCTION CARDS PROMPTLY.

INDEX TO EXHIBITS TO PROXY STATEMENT

Exhibit A

OUTSTANDING SHARES (AS OF RECORD DATE)

The close of business on October 24, 2014 has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting. Information as to the number of outstanding Shares for each Fund as of the record date is set forth below.

Fund	Shares Outstanding
PSF Conservative Balanced	115,874.444.259
PSF Diversified Bond	92,466,872.595
PSF Equity–Class I	105,351,939.492
PSF Equity–Class II	61,236.621
PSF Flexible Managed	167,777,760.513
PSF Global	29,097,317.158
PSF Government Income	28,767,782.997
PSF High Yield Bond	611,000,820.796
PSF Jennison–Class I	39,204,593.330
PSF Jennison–Class II	1,086,216.123
PSF Jennison 20/20 Focus–Class I	3,089,615.881
PSF Jennison 20/20 Focus–Class II	8,193,763.059
PSF Money Market	83,606,430.264
PSF Natural Resources–Class I	20,136,025.578
PSF Natural Resources–Class II	1,350,285.987
PSF Small Capitalization Stock	27,558,008.560
PSF Stock Index	67,042,770.156
PSF Value–Class I	61,075,563.652
PSF Value–Class II	405,063.703
PSF SP International Growth–Class I	12,707,829.118
PSF SP International Growth–Class II	1,219,180.106
PSF SP International Value	11,261,506.090
PSF SP Prudential U.S. Emerging Growth–Class I	21,438,038.018
PSF SP Prudential U.S. Emerging Growth–Class II	79,046.675
PSF SP Small-Cap Value	11,139,393.612
Prudential’s Gibraltar Fund, Inc.	9,730,853.190

A-1

Exhibit B

FIVE PERCENT SHAREHOLDER REPORT

As of October 24, 2014, the beneficial owners, directly or indirectly, of more than 5% of any class of the outstanding shares of the Funds are listed below.

Fund: PSF Money Market

Shareholder Name: Pruco Life Insurance Company PLAZ Life, Attn: Separate Accounts | Registration: 213 Washington Street, 7th Fl Newark, NJ 07102 | Share Class: I | Shares / Percentage: 43,681,519 / 52.25%

Shareholder Name: Pruco Life Insurance Company PLAZ Annuity, Attn: Separate Accounts | Registration: 213 Washington Street, 7th Fl Newark, NJ 07102 | Share Class: I | Shares / Percentage: 13,445,442 / 16.08%

Shareholder Name: Pruco Life Insurance Company Pru Life, Attn: Separate Accounts | Registration: 213 Washington Street, 7th Fl Newark, NJ 07102 | Share Class: I | Shares / Percentage: 11,969,835 / 14.32%

Shareholder Name: Pruco Life Insurance Company PLNJ Life, Attn: Separate Accounts | Registration: 213 Washington Street, 7th Fl Newark, NJ 07102 | Share Class: I | Shares / Percentage: 7,234,991 / 8.65%

Shareholder Name: Pru Annuities Inc Pru Annuity, Attn: Separate Accounts | Registration: 213 Washington Street, 7th Fl Newark, NJ 07102 | Share Class: I | Shares / Percentage: 5,037,384 / 6.03%

Fund: PSF Diversified Bond

Shareholder Name: Pruco Life Insurance Company PLAZ Life, Attn: Separate Accounts | Registration: 213 Washington Street, 7th Fl Newark, NJ 07102 | Share Class: I | Shares / Percentage: 25,917,277 / 28.03%

Shareholder Name: Pruco Life Insurance Company Pru Life, Attn: Separate Accounts | Registration: 213 Washington Street, 7th Fl Newark, NJ 07102 | Share Class: I | Shares / Percentage: 21,269,601 / 23.00%

Shareholder Name: Pruco Life Insurance Company PLAZ Annuity,Attn: Separate Accounts | Registration: 213 Washington Street, 7th Fl Newark, NJ 07102 | Share Class: I | Shares / Percentage: 16,713,932 / 18.08%

Shareholder Name: Pruco Life Insurance Company PLNJ Life, Attn: Separate Accounts | Registration: 213 Washington Street, 7th Fl Newark, NJ 07102 | Share Class: I | Shares / Percentage: 13,334,636 / 14.42%

Shareholder Name: Pru Annuities Inc Pru Annuity, Attn: Separate Accounts Registration: 213 Washington Street, 7th Fl Newark, NJ 07102 | Share Class: I | Shares / Percentage: 8,915,166 / 9.64%

Fund: PSF Government Income

Shareholder Name: Pruco Life Insurance Company PLAZ Life, Attn: Separate Accounts | Registration: 213 Washington Street, 7th Fl Newark, NJ 07102 | Share Class: I | Shares / Percentage: 13,372,094 / 46.48%

Shareholder Name: Pruco Life Insurance Company Pru Life, Attn: Separate Accounts Registration: 213 Washington Street, 7th Fl Newark, NJ 07102 Share Class: I | Shares / Percentage: 8,560,296 / 29.76%

Shareholder Name: Pru Annuities Inc Pru Annuity, Attn: Separate Accounts | Registration: 213 Washington Street, 7th Fl Newark, NJ 07102 | Share Class: I | Shares / Percentage: 4,456,432 / 15.49%

Fund: PSF Conservative Balanced

Shareholder Name: Pruco Life Insurance Company Pru Life, Attn: Separate Accounts | Registration: 213 Washington Street, 7th Fl Newark, NJ 07102 | Share Class: I | Shares / Percentage: 50,300,320 / 43.41%

Shareholder Name: Pruco Life Insurance Company PLAZ Life, Attn: Separate Accounts | Registration: 213 Washington Street, 7th Fl Newark, NJ 07102 | Share Class: I | Shares / Percentage: 34,886,028 / 30.11%

Shareholder Name: Pru Annuities Inc Pru Annuity, Attn: Separate Accounts | Registration: 213 Washington Street, 7th Fl Newark, NJ 07102 | Share Class: I | Shares / Percentage: 17,268,703 / 14.90%

Shareholder Name Pruco Life Insurance Company PLNJ Life, Attn: Separate Accounts | Registration: 213 Washington Street, 7th Fl Newark, NJ 07102 | Share Class: I | Shares / Percentage: 7,364,993 / 6.36%

Fund: PSF Flexible Managed

Shareholder Name: Pruco Life Insurance Company PLAZ Life, Attn: Separate Accounts | Registration: 213 Washington Street, 7th Fl Newark, NJ 07102 | Share Class: I | Shares / Percentage: 68,278,573 / 40.70%

Shareholder Name: Pruco Life Insurance Company Pru Life, Attn: Separate Accounts | Registration: 213 Washington Street, 7th Fl Newark, NJ 07102 | Share Class: I | Shares / Percentage: 60,795,444 / 36.24%

Shareholder Name: Pru Annuities Inc Pru Annuity, Attn: Separate Accounts | Registration: 213 Washington Street, 7th Fl Newark, NJ 07102 | Share Class: I | Shares / Percentage: 16,505,976 / 9.84%

Shareholder Name: Pruco Life Insurance Company PLNJ Life, Attn: Separate Accounts | Registration: 213 Washington Street, 7th Fl Newark, NJ 07102 | Share Class: I | Shares / Percentage: 15,970,267 / 9.52%

Fund: PSF High Yield Bond

Shareholder Name: Pruco Life Insurance Company PLNJ Life, Attn: Separate Accounts | Registration: 213 Washington Street, 7th Fl Newark, NJ 07102 | Share Class: I | Shares / Percentage: 266,528,447 / 43.62%

Shareholder Name: Pruco Life Insurance Company PLAZ Life, Attn: Separate Accounts | Registration: 213 Washington Street, 7th Fl Newark, NJ 07102 | Share Class: I | Shares / Percentage: 264,546,844 / 43.30%

Shareholder Name: Pruco Life Insurance Company PLAZ Annuity, Attn: Separate Accounts Registration: 213 Washington Street, 7th Fl Newark, NJ 07102 Share Class: I | Shares / Percentage: 36,545,854 / 5.98%

Fund: PSF Stock Index

Shareholder Name: Pruco Life Insurance Company Pru Life, Attn: Separate Accounts | Registration: 213 Washington Street, 7th Fl Newark, NJ 07102 | Share Class: I | Shares / Percentage: 30,030,961 / 44.79%

Shareholder Name: Pruco Life Insurance Company PLAZ Life, Attn: Separate Accounts | Registration: 213 Washington Street, 7th Fl Newark, NJ 07102 | Share Class: I | Shares / Percentage: 16,156,019 / 24.10%

Shareholder Name: Pruco Life Insurance Company PLAZ Annuity, Attn: Separate Accounts | Registration: 213 Washington Street, 7th Fl Newark, NJ 07102 | Share Class: I | Shares / Percentage: 6,683,066 / 9.97%

Shareholder Name: Pru Annuities Inc Pru Annuity, Attn: Separate Accounts | Registration: 213 Washington Street, 7th Fl Newark, NJ 07102 | Share Class: I | Shares / Percentage: 5,282,122 / 7.88%

Shareholder Name: Prudential Annuities Inc, VCA 24 Attn: J Salvati | Registration: 30 Scranton Office Park Scranton, PA 18507 | Share Class: I | Shares / Percentage: 4,031,054 / 6.02%

Fund: PSF Value

Shareholder Name: Pruco Life Insurance Company, Attn: Separate Accounts | Registration: 213 Washington Street, 7th Fl Newark, NJ 07102 | Share Class: I | Shares / Percentage: 26,578,601 / 43.52%

Shareholder Name: Pruco Life Insurance Company PLAZ Annuity, Attn: Separate Accounts | Registration: 213 Washington Street, 7th Fl Newark, NJ 07102 | Share Class: I | Shares / Percentage: 11,856,372 / 19.41%

Shareholder Name: Pruco Life Insurance Company PLAZ Life, Attn: Separate Accounts | Registration: 213 Washington Street, 7th Fl Newark, NJ 07102 | Share Class: I | Shares / Percentage: 10,982,412 / 17.98%

Shareholder Name: Pru Annuities Inc Pru Annuity, Attn: Separate Accounts | Registration: 213 Washington Street, 7th Fl Newark, NJ 07102 | Share Class: I | Shares / Percentage: 8,512,041 / 13.94%

Shareholder Name: TIAA-CREF Life Separate Account VA-1 of TIAA-CREF Life Insurance Co | Registration: 8500 Andrew Carnegie Blvd Mail Code E3/N6 Charlotte, NC 28262 | Share Class: II | Shares / Percentage: 353,722 / 87.33%

Fund: PSF Equity

Shareholder Name: Pruco Life Insurance Company Pru Life, Attn: Separate Accounts | Registration: 213 Washington Street, 7th Fl Newark, NJ 07102 | Share Class: I | Shares / Percentage: 47,193,844 / 44.80%

Shareholder Name: Pruco Life Insurance Company PLAZ Life, Attn: Separate Accounts | Registration: 213 Washington Street, 7th Fl Newark, NJ 07102 | Share Class: I | Shares / Percentage: 28,005,763 / 26.58%

Shareholder Name: Pru Annuities Inc Pru Annuity, Attn: Separate Accounts | Registration: 213 Washington Street, 7th Fl Newark, NJ 07102 | Share Class: I | Shares / Percentage: 11,488,624 / 10.91%

Shareholder Name: Pruco Life Insurance Company PLNJ Life, Attn: Separate Accounts | Registration: 213 Washington Street, 7th Fl Newark, NJ 07102 | Share Class: I | Shares / Percentage: 7,463,893 / 7.08%

Shareholder Name: Pruco Life Insurance Company PLAZ Annuity, Attn: Separate Accounts | Registration: 213 Washington Street, 7th Fl Newark, NJ 07102 | Share Class: I | Shares / Percentage: 6,028,177 / 5.72%

Shareholder Name: Great West Life & Annuity Ins Co FBO Schwab Annuities | Registration: 8515 E Orchard RD 2T2 Greenwood Village, CO 80111 | Share Class: II | Shares / Percentage: 35,984 / 58.76%

Shareholder Name: Great West Life & Annuity Ins Co | Registration: 8515 E Orchard RD 2T2 Greenwood Village, CO 80111 | Share Class: II | Shares / Percentage: 17,431 / 28.47%

Shareholder Name: Great West Life & Annuity Ins Company | Registration: 8515 E Orchard RD 2T2 Greenwood Village, CO 80111 | Share Class: II | Shares / Percentage: 6,559 / 10.71%

Fund: PSF Jennison

Shareholder Name: Pruco Life Insurance Company Pru Life, Attn: Separate Accounts | Registration: 213 Washington Street, 7th Fl Newark, NJ 07102 | Share Class: I | Shares / Percentage: 16,488,864 / 42.06%

Shareholder Name: Pruco Life Insurance Company PLAZ Life, Attn: Separate Accounts | Registration: 213 Washington Street, 7th Fl Newark, NJ 07102 | Share Class: II | Shares / Percentage: 8,906,741 / 22.72%

Shareholder Name: Pruco Life Insurance Company PLAZ Annuity, Attn: Separate Accounts | Registration: 213 Washington Street, 7th Fl Newark, NJ 07102 | Share Class: I | Shares / Percentage: 7,684,322 / 19.60%

Shareholder Name: Pru Annuities Inc Pru Annuity, Attn: Separate Accounts | Registration: 213 Washington Street, 7th Fl Newark, NJ 07102 | Share Class: II | Shares / Percentage: 3,804,323 / 9.70%

Shareholder Name: The Ohio National Life Ins Co FBO Its Separate Accounts | Registration: PO Box 237 Cincinnati, OH 45201 | Share Class: II | Shares / Percentage: 625,363 / 57.57%

Shareholder Name: Allianz Life Insurance Company Of North America | Registration: 5701 Golden Hills Dr Minneapolis, MN 55416 | Share Class: II | Shares / Percentage: 309,549 / 28.50%

Shareholder Name: GE Life and Annuity Assurance Co, Attn: Variable Accounting | Registration: 6610 W Broad St, Bldg 3, 5th Fl Richmond, VA 23230 | Share Class: II | Shares / Percentage: 65,724 / 6.05%

Fund: PSF Small Capitalization Stock

Shareholder Name: Pruco Life Insurance Company Pru Life, Attn: Separate Accounts | Registration: 213 Washington Street, 7th Fl Newark, NJ 07102 | Share Class: I | Shares / Percentage: 14,490,630 / 52.58%

Shareholder Name: Pruco Life Insurance Company PLAZ Life, Attn: Separate Accounts | Registration: 213 Washington Street, 7th Fl Newark, NJ 07102 | Share Class: I | Shares / Percentage: 5,109,653 / 18.54%

Shareholder Name: Pru Annuities Inc Pru Annuity, Attn: Separate Accounts | Registration: 213 Washington Street, 7th Fl Newark, NJ 07102 | Share Class: I | Shares / Percentage: 4,344,515 / 15.77%

Shareholder Name: Pruco Life Insurance Company PLAZ Annuity, Attn: Separate Accounts | Registration: 213 Washington Street, 7th Fl Newark, NJ 07102 | Share Class: I | Shares / Percentage: 2,481,901 / 9.01%

Fund: PSF Global

Shareholder Name: Pruco Life Insurance Company Pru Life, Attn: Separate Accounts | Registration: 213 Washington Street, 7th Fl Newark, NJ 07102 | Share Class: I | Shares / Percentage: 14,584,974 / 50.12%

Shareholder Name: Pruco Life Insurance Company PLAZ Life, Attn: Separate Accounts | Registration: 213 Washington Street, 7th Fl Newark, NJ 07102 | Share Class: I | Shares / Percentage: 6,109,078 / 21.00%

Shareholder Name: Pru Annuities Inc Pru Annuity, Attn: Separate Accounts | Registration: 213 Washington Street, 7th Fl Newark, NJ 07102 | Share Class: I | Shares / Percentage: 3,397,374 / 11.68%

Shareholder Name: Pruco Life Insurance Company PLAZ Annuity, Attn: Separate Accounts | Registration: 213 Washington Street, 7th Fl Newark, NJ 07102 | Share Class: I | Shares / Percentage: 2,577,379 / 8.86%

Fund: PSF Natural Resources

Shareholder Name: Pruco Life Insurance Company Pru Life, Attn: Separate Accounts | Registration: 213 Washington Street, 7th Fl Newark, NJ 07102 | Share Class: I | Shares / Percentage: 12,291,389 / 61.04%

Shareholder Name: Pru Annuities Inc Pru Annuity, Attn: Separate Accounts | Registration: 213 Washington Street, 7th Fl Newark, NJ 07102 | Share Class: I | Shares / Percentage: 3,585,065 / 17.80%

Shareholder Name: Pruco Life Insurance Company PLAZ Life, Attn: Separate Accounts | Registration: 213 Washington Street, 7th Fl Newark, NJ 07102 | Share Class: I | Shares / Percentage: 3,318,033 / 16.48%

Shareholder Name: GE Life and Annuity Assurance Co Attn: Variable Accounting | Registration: 6610 W Broad St Bldg 3, 5th Fl Richmond, VA 23230 | Share Class: II | Shares / Percentage: 870,540 / 64.47%

Shareholder Name: AXA Equitable Life Separate Account FP C/O Brian Walsh | Registration: 1290 Avenue Of The Americas New York, NY 10104 | Share Class: II | Shares / Percentage: 219,037 / 16.22%

Shareholder Name: GE Life Of NY C/F Attn: Variable Accounting | Registration: 6610 W Broad St Bldg 3, 5th Fl Richmond, VA 23230 | Share Class: II | Shares / Percentage: 100,550 / 7.45%

Shareholder Name: TIAA-CREF Separate Account VA-1 of TIAA-CREF Life Insurance Co | Registration: 8500 Andrew Carnegie Blvd Mail Code E3/N6 Charlotte, NC 28262 | Share Class: II | Shares / Percentage: 69,352 / 5.14%

Fund: PSF Jennison 20/20 Focus

Shareholder Name: Pruco Life Insurance Company PLAZ Annuity, Attn: Separate Accounts | Registration: 213 Washington Street, 7th Fl Newark, NJ 07102 | Share Class: I | Shares / Percentage: 2,313,515 / 74.88%

Shareholder Name: Pruco Life Insurance Company PLAZ Life, Attn: Separate Accounts | Registration: 213 Washington Street, 7th Fl Newark, NJ 07102 | Share Class: I | Shares / Percentage: 391,326 / 12.67%

Shareholder Name: Pruco Life Insurance Company PLNJ Annuity, Attn: Separate Accounts | Registration: 213 Washington Street, 7th Fl Newark, NJ 07102 | Share Class: I | Shares / Percentage: 187,522 / 6.07%

Shareholder Name: The Ohio National Life Ins Co FBO Its Separate Accounts Registration: PO Box 237 Cincinnati, OH 45201 Share Class: II Shares / Percentage: 6,958,201 / 84.92%

Shareholder Name: TIAA-CREF Separate Account VA-1 of TIAA-CREF Life Insurance Co | Registration: 8500 Andrew Carnegie Blvd Mail Code E3/N6 Charlotte, NC 28262 | Share Class: II | Shares / Percentage: 633,155 / 8.09%

Fund: PSF SP International Value

Shareholder Name: Pruco Life Insurance Company PLAZ Life, Attn: Separate Accounts | Registration: 213 Washington Street, 7th Fl Newark, NJ 07102 | Share Class: I | Shares / Percentage: 5,789,135 / 51.41%

Shareholder Name: Pruco Life Insurance Company PLAZ Annuity, Attn: Separate Accounts Registration: 213 Washington Street, 7th Fl Newark, NJ 07102 Share Class: I Shares / Percentage: 4,556,068 / 40.46%

Fund: PSF SP International Growth

Shareholder Name: Pruco Life Insurance Company PLAZ Annuity, Attn: Separate Accounts | Registration: 213 Washington Street, 7th Fl Newark, NJ 07102 | Share Class: I | Shares / Percentage: 6,094,597 / 47.96%

Shareholder Name: Pruco Life Insurance Company PLAZ Life, Attn: Separate Accounts | Registration: 213 Washington Street, 7th Fl Newark, NJ 07102 | Share Class: I | Shares / Percentage: 4,290,032 / 33.76%

Shareholder Name: Pru Annuity Distributor Inc Attn: Separate Accounts | Registration: 213 Washington Street, 7th Fl Newark, NJ 07102 | Share Class: I | Shares / Percentage: 936,243 / 7.37%

Shareholder Name: Allianz Life Insurance Company Of North America | Registration: 5701 Golden Hills Dr Minneapolis, MN 55416 | Share Class: II | Shares / Percentage: 1,147,375 / 94.11%

Fund: PSF SP Prudential U.S. Emerging Growth

Shareholder Name: Pruco Life Insurance Company PLAZ Annuity, Attn: Separate Accounts | Registration: 213 Washington Street, 7th Fl Newark, NJ 07102 | Share Class: I | Shares / Percentage: 11,138,068 / 51.95%

Shareholder Name: Pruco Life Insurance Company PLAZ Life, Attn: Separate Accounts | Registration: 213 Washington Street, 7th Fl Newark, NJ 07102 | Share Class: I | Shares / Percentage: 8,263,894 / 38.55%

Shareholder Name: Pruco Life Insurance Company PLNJ Life, Attn: Separate Accounts | Registration: 213 Washington Street, 7th Fl Newark, NJ 07102 | Share Class: I | Shares / Percentage: 1,156,011 / 5.39%

Shareholder Name: Midland National Life Insurance Co Separate Account C | Registration: 4350 Westown Pkwy West Des Moines, IA 50266 | Share Class: II | Shares / Percentage: 43,214 / 54.67%

Shareholder Name: Separate Account A Of Pacific Life Insurance Company | Registration: 700 Newport Center Drive PO Box 9000 Newport Beach, CA 92660 | Share Class: II | Shares / Percentage: 33,491 / 42.37%

Fund: PSF SP Small Cap Value

Shareholder Name: Pruco Life Insurance Company PLAZ Annuity, Attn: Separate Accounts | Registration: 213 Washington Street, 7th Fl Newark, NJ 07102 | Share Class: I | Shares / Percentage: 5,375,694 / 48.26%

Shareholder Name: Pruco Life Insurance Company PLAZ Life, Attn: Separate Accounts | Registration: 213 Washington Street, 7th Fl Newark, NJ 07102 | Share Class: I | Shares / Percentage: 4,479,501 / 40.21%

Shareholder Name: Pruco Life Insurance Company PLNJ Life, Attn: Separate Accounts | Registration: 213 Washington Street, 7th Fl Newark, NJ 07102 | Share Class: I | Shares / Percentage: 575,955 / 5.17%

Fund: Prudential’s Gibraltar Fund, Inc.

Shareholder Name: The Prudential Investment Plan Account Shares / Percentage: 8,610,638.410 / 88.49%

Shareholder Name: The Prudential Annuity Plan Account—2 Shares / Percentage: 1,103,962.935 / 11.34%

Exhibit C

OFFICER INFORMATION 1

Raymond A. O’Hara* (59) | Chief Legal Officer | Since 2012

Principal Occupation(s) During Past 5 Years: Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of Prudential Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988-August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).

Chad A. Earnst* (39) | Chief Compliance Officer | Since 2014

Principal Occupation(s) During Past 5 Years: Chief Compliance Officer (September 2014-Present) of Prudential Investments LLC; Chief Compliance Officer (September 2014-Present) of the Prudential Investments Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., Prudential Global Short Duration High Yield Income Fund, Inc., Prudential Short Duration High Yield Fund, Inc. and Prudential Jennison MLP Income Fund, Inc.; formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, U.S. Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006-December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, U.S. Securities & Exchange Commission.

Bradley C. Tobin* (40) | Vice President | Since 2014

Principal Occupation(s) During Past 5 Years: Vice President of Prudential Annuities (since March 2012), Vice President of AST Investment Services, Inc. (since April 2011).

Deborah A. Docs* (56) | Secretary | Since 2005

Principal Occupation(s) During Past 5 Years: Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of Prudential Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Jonathan D. Shain* (56) | Assistant Secretary | Since 2005

Principal Occupation(s) During Past 5 Years: Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of Prudential Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Claudia DiGiacomo* (40) | Assistant Secretary | Since 2005

Principal Occupation(s) During Past 5 Years: Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of Prudential Investments LLC (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).

Andrew R. French* (51) | Assistant Secretary | Since 2006

Principal Occupation(s) During Past 5 Years: Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of Prudential Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.

Amanda S. Ryan (36) | Assistant Secretary | Since 2012

Principal Occupation(s) During Past 5 Years: Director and Corporate Counsel (since March 2012) of Prudential; Director and Assistant Secretary (since June 2012) of Prudential Investments LLC; Associate at Ropes & Gray LLP (2008-2012).

Kathleen DeNicholas* (40) | Assistant Secretary | Since 2013

Principal Occupation(s) During Past 5 Years: Vice President and Corporate Counsel (since May 2013) of Prudential; Managing Counsel at The Bank of New York Mellon Corporation (2011-2013); formerly Senior Counsel (2007-2011) and Assistant General Counsel (2001-2007) of The Dreyfus Corporation; Chief Legal Officer and Secretary of MBSC Securities Corporation (2011-2013); Vice President and Assistant Secretary of The Dreyfus Family of Funds (2010-2012).

M. Sadiq Peshimam* (50) | Treasurer and Principal Financial & Accounting Officer | Since 2006

Principal Occupation(s) During Past 5 Years: Assistant Treasurer of funds in the Prudential Mutual Fund Complex (2006-2014); Vice President (since 2005) of Prudential Investments LLC.

Peter Parrella* (55) | Assistant Treasurer | Since 2007

Principal Occupation(s) During Past 5 Years: Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).

Lana Lomuti* (47) | Assistant Treasurer | Since 2014

Principal Occupation(s) During Past 5 Years: Vice President (since 2007) and Director (2005-2007), within Prudential Mutual Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.

Linda McMullin* (53) | Assistant Treasurer | Since 2014

Principal Occupation(s) During Past 5 Years: Vice President (since 2011) and Director (2008-2011) within Prudential Mutual Fund Administration.

Alan Fu* (58) | Assistant Treasurer | Since 2006

Principal Occupation(s) During Past 5 Years: Vice President and Corporate Counsel—Tax, Prudential Financial, Inc. (since October 2003).

Theresa C. Thompson* (52) | Deputy Chief Compliance Officer | Since 2008

Principal Occupation(s) During Past 5 Years: Vice President, Compliance, Prudential Investments LLC (since April 2004); and Director, Compliance, Prudential Investments LLC (2001-2004).

Richard W. Kinville* (46) | Anti-Money Laundering Compliance Officer | Since 2011

Principal Occupation(s) During Past 5 Years: Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2005) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2007); formerly Investigator and Supervisor in the Special Investigations Unit for the New York Central Mutual Fire Insurance Company (August 1994-January 1999); Investigator in AXA Financial’s Internal Audit Department and Manager in AXA’s Anti-Money Laundering Office (January 1999-January 2005); first chair of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (June 2007-December 2009).

*	The address for each officer is c/o Prudential Investments LLC, 100 Mulberry Street, Gateway Center Three, Newark, New Jersey 07102.

[1]	Excludes Messrs. O’Donnell and Cronin, interested Board Members who serve as President and Vice President, respectively. Biographical and other information with respect to Messrs. O’Donnell and Cronin appears in Proposal No. 1.

Exhibit D

AUDIT COMMITTEE CHARTER

I.	Qualifications for Membership on the Audit Committee

The Audit Committee of each Fund shall consist of a minimum of three Directors of the Fund, appointed by the Board of Directors of the Fund, provided that:

(a) no member shall be an “interested person” of the Fund, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940 (1940 Act);

(b) no member shall accept directly or indirectly any consulting, advisory, or other compensatory fee from the Fund (other than in his or her capacity as a member of the Board of Directors or any committee thereof);

(c) at the time of his or her appointment to the Audit Committee, each member shall be financially literate as such qualification is interpreted by the Board of Directors in its business judgment, or must become financially literate within a reasonable period of time after his or her appointment to the Audit Committee; and

(d) at least one member must have accounting or related financial management expertise as the Board of Directors interprets such qualification in its business judgment.

The Board of Directors shall determine annually (i) if simultaneous service on the audit committees of more than three public companies by a member of the Audit Committee would not impair the ability of such member to effectively serve on the Audit Committee and (ii) whether any member of the Audit Committee is an “audit committee financial expert,” as defined in Item 3 of Form N-CSR.

II.	Purposes of the Audit Committee

The purposes of the Audit Committee are:

(a) to oversee the accounting and financial reporting processes of the Fund and its internal control over financial reporting;

(b) to oversee the integrity of the Fund’s financial statements and the independent audit thereof;

(c) to oversee or, as appropriate, assist Board oversight of, the Fund’s compliance with legal and regulatory requirements that relate to the Fund’s accounting and financial reporting, internal control over financial reporting and independent audits;

(d) to approve the engagement of the Fund’s independent registered public accounting firm (“independent accountants”) and, in connection therewith and on an ongoing basis, to review and evaluate the qualifications, independence and performance of the Fund’s independent accountants; and

(e) to act as a liaison between the Fund’s independent accountants and the full Board.

III.	Role and Responsibilities of the Audit Committee

The function of the Audit Committee is oversight; it is management’s responsibility to maintain appropriate systems for accounting and internal control over financial reporting, and the independent accountants’ responsibility to plan and carry out a proper audit. Specifically, management is responsible for: (1) preparation, presentation and integrity of the Fund financial statements; (2) maintenance of appropriate accounting and financial reporting principles and policies; (3) maintenance of internal control over financial reporting and other procedures designed to assure compliance with accounting standards and related laws and regulations; and (4) maintenance of procedures for the reporting to the Audit Committee of material findings by the internal audit department of Prudential Financial, Inc. relating to the operations of the Fund and/or its advisers or service providers. The independent accountants are responsible for planning and carrying out an audit consistent with applicable legal and professional standards and terms of their engagement letter. The independent accountants are accountable to the Board of Directors and the Audit Committee, as representatives of the shareholders. The Audit Committee and the Board of Directors have the ultimate authority and responsibility to retain and terminate the Fund’s independent accountants (subject, if applicable, to shareholder ratification). Nothing in this Charter shall be construed to reduce the responsibilities or liabilities of the Fund’s service providers, including the independent accountants.

The review of a Fund’s financial statements by the Audit Committee is not an audit, nor does the Committee’s review substitute for the responsibilities of management for preparing, or the independent accountants for auditing, the financial statements. In fulfilling their responsibilities hereunder, it is recognized that members of the Audit Committee are not full-time employees of the Fund or management and, in serving on this Committee, are not, and do not hold themselves out to be, acting as accountants or auditors. As such, it is not the responsibility of the Committee or its members to conduct audits, to determine that the financial statements are complete and accurate and are in accordance with generally accepted accounting principles, to conduct “field work” or other types of auditing or accounting reviews or procedures.

In discharging his or her duties, each member of the Audit Committee is entitled to rely on information, opinions, reports or statements, including financial statements and other financial data, if prepared or presented by: (1) one or more officers of the Fund whom the Director reasonably believes to be reliable and competent in the matters presented; (2) legal counsel, public accountants or other persons as to matters the Director reasonably believes are within the person’s professional or expert competence; (3) a Board committee of which the Director is not a member; and (4) representations made by management as to any information technology, internal audit and other non-audit services provided by the independent accountants to the Fund. “Management” means the Fund’s manager, acting through its officers and employees, not the Fund’s officers as such.

IV.	Duties and Powers of the Audit Committee

To carry out its purposes, the Audit Committee shall have the following duties and powers:

(a) to select or retain independent accountants to annually audit and provide their opinion on the Fund’s financial statements, and recommend to those Board members who are not “interested persons” (as that term is defined in Section 2(a)(19) of the 1940 Act) to ratify the selection or retention;

(b) to terminate, as appropriate, the independent accountants;

(c) to monitor the independence and capabilities of the independent accountants;

(d) to review and approve the independent accountants’ compensation and the proposed terms of their engagement, including the fees proposed to be charged to the Fund by the independent accountants for each audit and non-audit service;

(e) to approve prior to appointment, the engagement of the independent accountants or any other independent accounting firms to provide other audit services to the Fund or to provide permissible non-audit services to the Fund, its investment adviser (which throughout this Charter includes the Fund’s subadviser(s), if any) or any entity controlling, controlled by, or under common control with the investment adviser (adviser affiliate) that provides ongoing services to the Fund, if the engagement relates directly to the operations or financial reporting of the Fund and as otherwise required by law;

(f) to discuss with management the independent accountants’ proposals for implementing the rotation of the lead audit partner, the concurring partner and any other active audit engagement team partner and to consider periodically whether to rotate the audit firm itself;

(g) to establish, to the extent deemed appropriate by the Audit Committee, policies and procedures for pre-approval of the engagement of the Fund’s independent accountants to provide any of the services described in the paragraph immediately above;

(h) to consider the controls applied by the independent accountants and any measures taken by management in an effort to assure that all items requiring pre-approval by the Audit Committee are identified and referred to the Committee in a timely fashion;

(i) to consider whether the non-audit services provided by the Fund’s independent accountants to the Fund, the Fund’s investment adviser or any adviser affiliate that provides ongoing services to the Fund, are compatible with maintaining the independent accountants’ independence;

(j) to recommend to the Board of Directors the appointment of the Fund’s principal accounting officer and principal financial officer;

(k) to review with the independent accountants the arrangements for and scope of the annual audit and any special audits; the personnel, staffing, qualifications and experience of the independent accountants, including any specialized knowledge or skill needed to perform the audits; and any significant issues that the independent accountants discussed with management in connection with their appointment or retention;

(l) to oversee the work of the Fund’s independent accountants by reviewing, with the independent accountants, (i) the arrangements for, the scope of, and the results of, the audit of annual financial statements, including any significant changes to the planned audit strategy or identified risks; and (ii) the Fund’s accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of key service providers;

(m) to review and discuss the Fund’s annual audited financial statements, and, to the extent required by applicable law or regulations, the Fund’s semi-annual financial statements, with management and the Fund’s independent accountants including the significant assumptions underlying highly subjective estimates and any accounting adjustments arising from the audit that were noted or proposed by the independent accountants but were not implemented (as immaterial or otherwise); to review the independent accountants’ opinion on the Fund’s financial statements; and to review any matters relating to the other information in documents containing the audited financial statements of the Fund;

(n) to review with the independent accountants all matters required to be communicated to the Audit Committee by the independent accountants including, but not limited to: (a) the results of the most recent inspection of the independent accountants by the Public Company Accounting Oversight Board (“PCAOB”), including the independent accountants’ response to any identified accounting deficiencies; (b) the extent to which the independent accountants intend to use the internal auditors of the Funds or Management in the audit; (c) any complaints or concerns regarding accounting or auditing matters that have come to the attention of the independent accountants; (d) the detection of fraud or illegal acts; (e) any violations or possible violations of laws or regulations; (f) any significant issues or other contentious matters for which the independent accountants have consulted outside the engagement team; (g) any disagreements or difficulties with management; (h) any significant transactions that are outside the ordinary course of business or otherwise appear to be unusual; (i) any significant accounting policies in controversial areas or areas for which there is a lack of authoritative guidance or diversity in practice; (j) any consultations by management with other accountants, information about other accounting firms or other persons performing audit procedures, and the basis upon which the independent accountants can serve as principal auditor if significant parts of the audit will be performed by other auditors; and (k) any other matters required to be discussed pursuant to all applicable PCAOB or other applicable standards or other matters arising out of the audit that are significant to the oversight of the Fund’s financial reporting process;

(o) to review, as appropriate and in consultation with management and/or the independent accountants, reports or other communications submitted by the independent accountants, whether voluntary or mandated by law, including those relating to Fund accounting and financial reporting policies, procedures and internal controls over financial reporting (including the Fund’s critical accounting policies and practices), any matters of concern relating to the Fund’s financial statements, including any adjustments to such statements recommended by the independent accountants, any material problems or difficulties in conducting the audit or reaching an unqualified opinion on the financial statements, any significant disagreements with management and, to the extent the Audit Committee deems necessary or appropriate, any matters to promote improvements in the quality of the Fund’s accounting and financial reporting, as well as any management responses to comments relating to those policies, procedures, controls and other issues;

(p) to review with the Fund’s principal executive officer and/or principal financial officer in connection with required certifications on Form N-CSR any significant deficiencies in the design or operation of internal controls over financial reporting or material weaknesses therein and any reported evidence of fraud involving management or its employees, or any service provider who has a significant role in the Fund’s internal control over financial reporting;

(q) to consider, in consultation with the independent accountants and management, the adequacy of the Fund’s accounting and financial reporting policies and practices and their internal controls and procedures for financial reporting;

(r) to establish procedures for (i) the receipt, retention and treatment of complaints received by the Fund relating to accounting, internal accounting controls, or auditing matters, and (ii) the confidential, anonymous submission by employees of the Fund and by employees of the Fund’s investment adviser, administrator, principal underwriter, and any other provider of accounting related services for the Fund of concerns about accounting or auditing matters;

(s) to address reports from attorneys (in accordance with any attorney conduct procedures adopted by the Fund or its investment adviser from time to time) or independent accountants of possible violations of federal or state law or fiduciary duty;

(t) to review, periodically, reports to the Audit Committee regarding findings by the internal audit department of Prudential Financial, Inc. relating to the operations of the Fund and/or its advisers or service providers;

(u) to investigate, or initiate an investigation, when the Committee deems it necessary, of reports of potential improprieties or improprieties in connection with the Fund’s accounting or financial reporting Fund operations;

(v) to meet periodically with management (outside the presence of the independent accountants) and with the independent accountants of the Fund (outside the presence of management) to discuss any issues relating to the Fund’s audited financial statements or otherwise arising from the Committee’s functions.

(w) to resolve disagreements between management and the independent accountants regarding financial reporting or in Fund operations;

(x) at least annually, to obtain and review a report by the Fund’s independent accountants: (i) describing such independent accountants’ internal quality-control procedures; (ii) describing any material issues raised by the most recent internal quality-control review, or peer review, of such independent accountants, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by such independent accountants, and any steps taken to deal with any such issues; and (iii) assessing the independence of the Fund’s independent accountants, all relationships between the Fund’s independent accountants and the Fund, the Fund’s investment adviser, and affiliates of the adviser;

(y) to establish hiring policies and procedures for the Fund, its investment adviser or administrator relating to the hiring of employees or former employees of the Fund’s independent accountants;

(z) to report the Committee’s activities and conclusions on a regular basis to the Board of Directors and to make such recommendations as the Committee deems necessary or appropriate;

(aa) to at least annually review the adequacy of, and, as appropriate, implement changes to, its Charter;

(bb) to perform such other functions and to have such powers as may be necessary or appropriate in the efficient and lawful discharge of the powers provided in this Charter; and

(cc) to evaluate annually the performance of the Audit Committee.

To the extent permitted by a Fund’s Articles of Incorporation/Declaration of Trust and bylaws, the Audit Committee may delegate any portion of its authority, including the authority to grant pre-approvals of audit and permitted non-audit services, to a subcommittee of one or more members in accordance with pre-approval policies and procedures developed by the Committee. Any decisions of the subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next regularly scheduled meeting. Pre-approval of the audit required by the federal securities laws may not be delegated.

The Audit Committee shall have the resources and authority appropriate to discharge its responsibilities, including appropriate funding, as determined by the Committee, for payment of compensation to the Fund’s independent accountants or any other accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit review or attest services for the Fund, the authority to retain and compensate independent counsel and other advisers as the Committee deems necessary, and the appropriate resources, as the Committee deems necessary, to pay for ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.

V. Meetings of the Audit Committee

The Audit Committee shall regularly meet, in separate executive sessions, with representatives of management and the Fund’s independent accountants. The Committee may also request to meet with internal legal counsel and compliance personnel of the Fund’s investment adviser and with entities that provide significant accounting or administrative services to the Fund to discuss matters relating to the Fund’s accounting and compliance as well as other Fund-related matters.

Exhibit E

BOARD & COMMITTEE MEETINGS 1

HELD DURING LAST FISCAL YEAR

Company	Board Meetings	Audit Committee Meetings	Governance Committee Meetings	Compliance Committee Meetings	Investment Review & Risk Committee Meetings
PSF	15	4	3	4	4
GIB	15	4	3	4	4

[1]	During the most recent fiscal year for each Company, no incumbent Board Member attended fewer than 75 percent of the total number of Board and Committee meetings held during the fiscal year.

E-1

Exhibit F

GOVERNANCE COMMITTEE

CHARTER

The responsibilities of the Governance Committee of each Fund include:

•	Recommending to the Board of Directors of the Fund the slate of nominees for Independent Directors to be elected (including any Directors to be elected to fill vacancies). The Committee will evaluate candidates’ qualifications for Board membership and their independence from management and principal service providers. Persons selected must be independent in terms of both the letter and the spirit of the Investment Company Act of 1940 (1940 Act) and the Rules, Regulations and Forms under the 1940 Act. The Committee also will consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, such as business, financial or family relationships with Fund managers or service providers.

•	Interviewing (which will be done by the Committee Chair and at least one other member of the Committee) any candidates (Independent or Interested) whom the Committee anticipates recommending to the Board of Directors for service on the Board. The Committee will not consider any candidate for an Independent Director who is a close family member of an employee, officer or interested Director of any Fund or its affiliates.

•	Reviewing the independence of Independent Directors then serving on the Fund Board. No close family member of an employee, officer or interested Director of any Fund or its affiliates will be deemed independent.

•	Reviewing, periodically, the composition of each Committee of the Board.

•	Recommending, as appropriate, to the Board the Directors to be selected for membership on the various Board Committees.

•	Reviewing the composition of the Board of Directors to determine whether it may be appropriate to add individuals with different backgrounds or skills from those already on the Board.

•	Reporting biennially to the Board on whether the Audit Committee has at least one Audit Committee Financial Expert.[1]

•	Assisting the Board Chair with the development of Board meeting agendas.

•	Reviewing each Director’s beneficial ownership of shares of the Funds. The Committee will encourage each Director, to the extent it is financially suitable, to maintain investments, either directly or beneficially, in the Funds (or other funds advised by the Funds’ investment adviser) that are equal to the aggregate fees for one year that he or she receives for Board-related service to the Funds.

•	Being available to assist the Board of Directors in evaluating the quality of Director participation on the Board, which may be measured, in part, by factors such as attendance and contributions at Board meetings and by a review of

[1]	Audit committee financial experts last designated April 2013. The Governance committee will review this designation every year ending in an odd number.

responses to the annual Board Assessment Questionnaire. The Committee will review, with the Board Chair, the summary of responses to the Board Assessment Questionnaire and report those responses to the full Board. A Director automatically will be ineligible for re-nomination to the Board, and the Board will request his or her resignation, if for health or any other reason the individual fails to participate, over any eighteen-month period, in (1) three consecutive regularly scheduled in-person meetings of the Board or (2) four in-person meetings of the Board.

•	Recommending to the Board a successor to the Board Chair, at the expiration of a term or when a vacancy occurs.

•	Developing an annual education calendar that details the topics to be addressed in the Board’s quarterly education sessions. The educational calendar for a year will be presented to the full Board at its fourth quarterly meeting of that year. The Committee Chair, in consultation with the Board Chair, may make adjustments to the educational calendar during the year as appropriate due to industry or regulatory developments or other factors.

•	Monitoring the attendance by each Independent Director at no less than one educational seminar, conference or similar meeting per year, in accordance with Board expectations. Any Independent Director who wishes to attend an educational seminar, conference or similar meeting must obtain the consent of the Board Chair before registering for or incurring expenses in connection with that educational seminar, conference or meeting.

•	Developing and conducting orientation sessions for any new Independent Directors before or shortly after the new Director joins the Board.

•	In collaboration with outside counsel and as required by law or deemed advisable by the Committee, developing policies and procedures addressing matters which should come before the Committee in the proper exercise of its duties.

•	Reviewing, at least annually, the Board’s adherence to industry “best practices.”

•	Reviewing Director compliance with the policy encouraging Directors to provide, when feasible, at least six months’ notice before resigning from the Board.

•	Reviewing Director compliance with the requirement that a Director must retire from Board service by December 31 of the year in which he or she reaches the age of 78; provided, however, that the Committee may recommend to the Board the extension of that person’s service for a one-year term, which the Board can continue to renew annually for additional one-year periods.

•	Reviewing and making recommendations to the Board of Directors concerning Director compensation and expenses, including:

– annual Director fees;

– supplemental compensation for Committee service;

– supplemental compensation for serving as Board Chair;

– supplemental compensation for serving as a Committee Chair;

– Board or Committee meeting attendance fees; and

– expense reimbursement.

•	Annually reviewing and, as appropriate, recommending changes to its Charter.

Miscellaneous

•	Considering any other matters as requested by the Board.

THE PRUDENTIAL SERIES FUND

PRUDENTIAL’S GIBRALTAR FUND, INC.

GATEWAY CENTER THREE

100 MULBERRY STREET

NEWARK, NEW JERSEY 07102

VOTING INSTRUCTION CARD

SPECIAL JOINT MEETING OF SHAREHOLDERS (MEETING)

JANUARY 15, 2015, 10:00 A.M.

VOTING INSTRUCTIONS ARE HEREBY SOLICITED BY THE ABOVE-REFERENCED INSURANCE COMPANY(IES) (THE “INSURANCE COMPANY”) AND THE BOARDS OF TRUSTEES/DIRECTORS OF THE PRUDENTIAL SERIES FUND AND PRUDENTIAL’S GIBRALTAR FUND, INC., AS APPLICABLE (EACH A “FUND” AND TOGETHER, THE “FUNDS”) IN CONNECTION WITH THE JOINT SPECIAL MEETINGS OF SHAREHOLDERS OF THE FUNDS TO BE HELD ON JANUARY 15, 2015 at 10:00 A.M. EASTERN TIME, OR ANY ADJOURNMENTS THEREOF, AT THE OFFICES OF PRUDENTIAL INVESTMENTS LLC, GATEWAY CENTER THREE, 100 MULBERRY STREET—4TH FLOOR, NEWARK, NEW JERSEY 07102.

The undersigned hereby instructs the Insurance Company to vote the Insurance Company shares to which I (we) the undersigned am (are) entitled to give instructions as indicated on the reverse side. Every properly signed voting instruction card will be voted in the manner specified hereon and, in the absence of specification, will be voted FOR each Proposal. If you do not respond, the Insurance Company will vote all shares attributable to your contract in proportion to the voting instructions actually received from contract owners. Receipt of the Notice of Special Meeting and Proxy Statement is hereby acknowledged.

TO VOTE BY TELEPHONE

1) Read the Proxy Statement and have the voting instruction card below at hand.

2) Call 1-800-690-6903

3) Enter the control number set forth on the voting instruction card and follow the simple instructions.

TO VOTE BY INTERNET

1) Read the Proxy Statement and have the proxy card below at hand.

2) Go to Website www.proxyvote.com

3) Enter the control number set forth on the voting instruction card and follow the simple instructions.

TO VOTE BY MAIL

1) Read the Proxy Statement.

2) Check the appropriate boxes on the voting instruction card below.

3) Sign and date the voting instruction card.

4) Return the voting instruction card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS VOTING INSTRUCTION CARD IS VALID ONLY WHEN SIGNED AND DATED.

                                      PORTFOLIO

THE BOARDS OF TRUSTEES/DIRECTORS RECOMMENDS A VOTE FOR ALL OF THE NOMINEES AND EACH OF THE PROPOSALS

Proposal No. 1

To elect twelve Trustees/Directors.

Nominees:

01) Susan Davenport Austin

02) Sherry S. Barrat

03) Jessica M. Bibliowicz

04) Kay Ryan Booth

05) Delayne Dedrick Gold

06) Robert F. Gunia

07) W. Scott McDonald, Jr., PhD

08) Thomas T. Mooney

09) Thomas M. O’Brien

10) Robert F. O’Donnell

11) Timothy S. Cronin

12) Bruce W. Ferris

FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT	TO WITHHOLD AUTHORITY TO VOTE, MARK “FOR ALL EXCEPT” AND WRITE THE NOMINEE’S NUMBER ON THE LINE BELOW.
☐	☐	☐

Proposal No. 2

To approve a policy to permit PI to enter into, or make material changes to, subadvisory agreements with subadvisers that are wholly-owned subsidiaries of Prudential Investments LLC or a sister company without shareholder approval.

FOR	AGAINST	ABSTAIN
☐	☐	☐

Proposal No. 3

To approve a proposal to designate the Fund’s investment objective as a non-fundamental policy of the Fund.

FOR	AGAINST	ABSTAIN
☐	☐	☐

NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in full partnership name by authorized person.

Please be sure to sign and date this Voting Instruction Form.

SIGNATURE (PLEASE SIGN WITHIN BOX)	DATE

SIGNATURE (JOINT OWNERS)	DATE